As filed with the Securities and Exchange Commission on January 27, 2004

Securities Act Registration No. 333-29687
Investment Company Act Registration No. 811-8267

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö ]
Pre-Effective Amendment No.___	[ ]
Post-Effective Amendment No. 7	[Ö ]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö ]

Amendment No. 9	[Ö ]

KOPP FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

7701 France Avenue South
Suite 500	55435
Edina, Minnesota	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612) 841-0400

Kathleen S. Tillotson
Kopp Funds, Inc.
7701 France Avenue South, Suite 500
Edina, Minnesota 55435
(Name and Address of Agent for Service)

Copies to:

Carol A. Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to Rule 485(b).
[Ö ] on January 28, 2004 pursuant to Rule 485(b).
[ ] 60 days after filing pursuant to Rule 485(a)(1).
[ ] on (date) pursuant to Rule 485(a)(1).
[ ] 75 days after filing pursuant to Rule 485(a)(2).
[ ] on (date) pursuant to Rule 485(a)(2).

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PROSPECTUS
28 January 2004

[Logo]

Kopp Funds

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500
Edina, Minnesota 55435
Telephone: 1-888-533-KOPP
Facsimile: 1-952-841-0411
Website: www.koppfunds.com

          The investment objective of the Kopp Emerging Growth Fund ("Fund") is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies that Kopp Investment Advisors, LLC ("Advisor") believes have the potential for superior growth.

          The Fund is a long-term investment, intended to complement your other investments. Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund's shares will be more volatile than the shares of a fund that invests in large-cap stocks. This is a non-diversified fund and may invest a greater percentage of its assets in a particular company or companies than would many other mutual funds.

          This Prospectus contains information you should consider before you invest in the Fund.

Please read it carefully and keep it for future reference.

____________________

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation
to the contrary is a criminal offense.

___________________

• Not FDIC-Insured
• No Bank Guarantee
• May Lose Value

TABLE OF CONTENTS
HIGHLIGHTS	3

FEES AND EXPENSES OF THE FUND	6

INVESTMENT OBJECTIVE	7

PRINCIPAL INVESTMENT STRATEGY	7

IMPLEMENTATION OF INVESTMENT OBJECTIVE	8

FINANCIAL HIGHLIGHTS OF THE FUND	10

FUND MANAGEMENT AND DISTRIBUTION	11

YOUR ACCOUNT	12

VALUATION OF FUND SHARES	22

PORTFOLIO HOLDINGS DISCLOSURE POLICY	23

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT	23

ADDITIONAL INFORMATION	25

          You should rely only on the information contained in this document and the Fund's Statement of Additional Information ("SAI"). We have not authorized anyone to provide you with information that is different. This Prospectus is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

HIGHLIGHTS

è What is the objective of the Fund?

          The Fund's objective is long-term capital appreciation.

è What is the Fund's principal investment strategy?

          The Fund's principal investment strategy is to invest primarily in common stocks of companies that Advisor believes have the potential for revenue and earnings growth superior to that of companies with similar market or business characteristics. These companies, which may be characterized as emerging and re-emerging growth companies, will typically have small-to-medium market capitalizations. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging growth companies. An emerging growth company is a relatively new business organized to address an industry niche, which may have unstable cash reserves, but the potential to experience accelerating returns. A re-emerging growth company is a more established company experiencing a potential resurgence in sales and earnings due to new industry leadership, restructuring, or both. A small-cap company would typically have a market capitalization of up to $1 billion, while a medium-cap company would typically have a market capitalization of up to $3 billion.

          Advisor uses a "buy discipline" when making purchase decisions for the Fund. This "buy discipline" involves three key components. First, Advisor gathers research on potential investment candidates. Then Advisor reviews certain fundamental attributes that it believes a "buy" candidate should possess. Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group. From this process, securities are selected and then purchased when their prices are within a pre-determined range.

          Advisor does not attempt to time the market. Under normal circumstances, the Fund will be fully invested in common stocks, except that a small portion of the Fund's assets may be held in money market securities and cash. Because companies considered by Advisor to be "emerging growth" are often in the same or related market sectors, the Fund may be heavily invested in a single sector, such as communications or life sciences. In addition, because the Fund is not subject to the diversification rules of the Investment Company Act of 1940, as amended ("1940 Act"), the Fund may take large positions in individual companies.

è What are the principal risks of investing in the Fund?

          Because the Fund will invest primarily in small-to-medium capitalization stocks, which are generally more volatile than investments in large companies, you should expect that the Fund's shares will be more volatile than the shares of a fund that invests in large capitalization stocks. Thus, especially in the short term, the share price will fluctuate and may, at redemption, be worth less than the initial purchase price - accordingly, you may lose money on your investment. Stock values can decline for an extended period of time. In addition, because the Fund is not subject to the diversification rules of the 1940 Act, a larger percentage of the Fund's assets may be invested in fewer companies than is typical of other mutual funds. This concentration may increase volatility. Because the Fund intends to qualify as a regulated investment company under federal income tax laws, it will, however, be subject to the diversification requirements of the Internal Revenue Code of 1986, as amended.

          Other risks associated with investing in the Fund include:

    Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and price that the Fund seeks.
    Market Risk: The market value of a security will fluctuate, sometimes rapidly and unpredictably due to sector rotation or other economic or market trends. In addition, market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund's style, the Fund's gains may not be as large as, or its losses may be larger than, other equity funds using different investment styles.
    Opportunity Risk: An investment opportunity may be missed because the assets necessary to take advantage of it are tied up in other investments.
    Management Risk: Advisor may simply do a poor job of selecting stocks for the Fund.
    Non-Diversification Risk: Performance of one, two, or a few stocks may have a substantial effect on the overall performance of the Fund, both up and down.
    Concentration Risk: The Fund's investments may be heavily concentrated in relatively few sectors or industries at any one time, which may increase volatility.

è Is an investment in the Fund appropriate for me?

          The Fund may be suitable for long-term investors only. It is not a short-term investment vehicle. An investment in the Fund may be appropriate if you:

    seek long-term capital appreciation;
    seek a mutual fund for the aggressive equity portion of your portfolio;
    have no immediate financial requirements for this investment; and
    are willing to accept a high degree of volatility.

          The Fund is designed for investors who have the financial ability to undertake greater risk in exchange for the potential to realize greater financial gains in the future. The Fund should be used in a program of diversified investing and not as a complete investment program.

è Performance History

          The return information provided in the bar chart and tables below illustrate how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. The information shows changes in the Fund's performance from year to year and shows how the Fund's average annual returns compare with those of a broad-based measure of market performance over the life of the Fund. The Fund's returns in 1999 were achieved in a period generally favorable to technology companies. Please keep in mind that past performance (before and after taxes) is not necessarily indicative of future returns.

Class A Shares
Calendar Year Total Returns

Class A Shares
Best and Worst Quarterly Performance
1/1/98 to 12/31/03

Best Quarter Return	Worst Quarter Return
68.04% (4th quarter, 1999)	(39.41)% (3rd quarter, 2001)

          The Fund's after tax returns for the Class A shares as shown in the following table are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rate in effect and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or individual retirement account ("IRA"), this information does not apply to your investment because such accounts are only subject to taxes upon redemption. After tax returns for the Fund's Class I and Class C shares will vary from those shown for the Class A shares.

Average Annual Total Returns as of December 31, 2003

Class/Index	One Year	Five Years	Since Inception
Class A(1) (load adjusted)
Return Before Taxes	71.53%	5.63%	0.92%
Return After Taxes on Distributions	71.53%	5.29%	0.65%
Return After Taxes on Distributions and Sale of Fund Shares	46.49%	5.05%	0.93%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)	47.25%	7.13%	4.66%
Class C(3) (load adjusted)
Return Before Taxes	76.08%	N/A	5.80%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)	47.25%	N/A	8.92%
Class I(1)
Return Before Taxes	78.66%	6.77%	1.89%
Russell 2000 Index(2)
(reflects no deduction for fees, expenses, or taxes)	47.25%	7.13%	4.66%

_______________

(1)	The Class A and Class I shares commenced operations on October 1, 1997.

(2)

The Russell 2000 Index is a stock market index comprising the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. Each class of shares compares its performance to that of the Russell 2000 Index. Because the Class C shares commenced operations at a different time than the Class A and Class I shares, the Russell 2000 Index figures will be different for the Class C shares.

(3)	The Class C shares commenced operations on February 19, 1999.

          Please note that the returns presented in the chart entitled "Class A Shares Calendar Year Total Returns" and in the table entitled "Class A Shares Best and Worst Quarterly Performance" do not reflect the 3.50% maximum sales charge imposed on the Fund's Class A shares. If this sales charge were reflected, the returns would be less than those shown above. The returns presented in the table entitled "Average Annual Total Returns as of December 31, 2003" do, however, reflect this sales charge for Class A shares.

FEES AND EXPENSES OF THE FUND

          The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	3.50%(1)	None	None
Maximum deferred sales charge (load) imposed on redemptions
(as a percentage of amount redeemed)	1.00%(2)	1.00%(3)	None
Redemption fee (as a percentage of amount redeemed)	2.00%(4)	2.00%(4)	2.00%(5)

Annual Fund Operating Expenses (expenses that are deducted
from Fund assets) (6)
Management fees	1.00%	1.00%	1.00%
Distribution and shareholder servicing (12b-1) fees(7)	0.35%	1.00%	None
Other expenses(8)	0.37%	0.37%	0.37%
Total annual Fund operating expenses	1.72% =====	2.37% =====	1.37% =====

_______________
(1)

This sales charge is the maximum applicable to purchases of Class A shares. You may not have to pay this sales charge because waivers and reduced sales charges are available. See "Your Account-Class A Shares."

(2)

A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on redemptions of certain Class A shares which were purchased without a sales charge and redeemed within 24 months of purchase. See "Your Account-Class A Shares."

(3)	A CDSC of up to 1% may be imposed on redemptions of certain Class C shares which are redeemed within 12 months of purchase. See "Your Account-Class C Shares."

(4)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase. The fee is retained by the Fund and generally withheld from redemption proceeds. If you redeem shares by wire, you will be charged a $15 service fee. See "Your Account-Class A and Class C Redemption Fees" and "Your Account-Redeeming or Selling Shares."

(5)

A redemption fee of 2% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 24 months of purchase. If you redeem shares by wire, you will be charged a $15 service fee. See "Your Account-Class I Shares" and "Your Account-Redeeming or Selling Shares."

(6)

Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they do not appear on your account statement, but instead reduce the amount of total return you receive.

(7)

The distribution and shareholder servicing fees applicable to Class A shares are currently set at 0.35%; however, the Rule 12b-1 distribution and shareholder servicing plan ("Plan") allows the Fund to pay up to 0.50% in these fees. The distribution and shareholder servicing fees applicable to Class C shares under the Plan are 1.00%, which is the amount currently being paid by the Fund. Further, while the Fund currently has no intention of paying any distribution or shareholder servicing fees for the Class I shares, the Plan allows the Fund to pay up to 0.50% in these fees. For information relating to the Plan, see "Your Account-Distribution and Shareholder Servicing Plan."

(8)	For the fiscal year ended September 30, 2003.

Example

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years

Class A(1)	$519	$873	$1,251	$2,309
Class A(2)	$275	$542	$ 934	$2,030
Class C(2)	$340	$739	$1,265	$2,706
Class I(3)	$346	$434	$ 750	$1,646

                                   _______________

(1)	Only the 3.50% maximum sales charge is reflected in the example.
(2)	A 1% CDSC is reflected in the example.
(3)	A 2% redemption fee is reflected in the example.

          You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A(1)	$519	$873	$1,251	$2,309
Class A(2)	$175	$542	$ 934	$2,030
Class C	$240	$739	$1,265	$2,706
Class I	$139	$434	$ 750	$1,646

                                   _______________

(1)	A 3.50% maximum sales charge is reflected in the example.
(2)	The 3.50% maximum sales charge is not reflected in the example.

INVESTMENT OBJECTIVE

          The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

          Under normal market conditions, the Fund will attempt to achieve its investment objective by investing at least 65% of its assets in common stocks of emerging and re-emerging growth companies, and at least 80% of its net assets in common stocks of emerging growth companies. The Fund may also hold cash and money market instruments to provide the Fund with liquidity and flexibility. In managing the Fund's portfolio, Advisor primarily seeks investments in emerging growth companies that have a small-to-medium market capitalization. A small-cap company would typically have a market capitalization of up to $1 billion, while a medium-cap company would typically have a market capitalization of up to $3 billion. Advisor's general strategy is to be fully invested, holding securities for their long-term growth potential over at least a three- to five-year time frame. Companies considered by Advisor to be "emerging growth" are often in the same or related market sectors. Thus, the Fund may be heavily invested in a single sector. However, one sector, like communications, may include numerous subsectors or industries, like networking, telecommunication equipment, software application, semiconductor, voice-processing or wireless. The Fund may be concentrated in one sector, while being diversified among several industries. In addition, the Fund may hold large positions in individual companies. The performance of one, two, or a few stocks may have a substantial effect on the Fund's performance, both up and down. To the extent the Fund concentrates its investments in this way, it will be more susceptible to adverse economic, political, regulatory, or market developments affecting the sector, industry, or individual company in which the Fund has invested.

          When making purchase decisions for the Fund, Advisor uses a "buy discipline" that involves three key components:

    Research

Advisor gathers research on potential investment candidates from a wide variety of sources. To further qualify prospective investments, it analyzes information from corporate contacts, attends industry conferences, and visits with company management.

    Fundamentals

Once the research phase is complete, Advisor reviews certain fundamental attributes that it believes most "buy" candidates should possess, including (i) management excellence, (ii) leading industry position or product, (iii) projected annual revenue or sales growth of 15% or more and projected earnings growth of 20% or more, (iv) significant investment in research and development, and (v) strong financial position including a low debt-to-total capital ratio.

    Valuation

Finally, Advisor values companies by considering price-to-sales ratios and price-to-earnings ratios within a peer group. For companies with earnings, the price-to-earnings ratio relative to a company's forecasted growth rate is the most important measure in Advisor's quantitative analytical process.

          Advisor then constructs a list of securities for the Fund and purchases them when their prices are within a pre-determined range. Advisor continually monitors companies for variations from expectations.

          Advisor analyzes sell decisions for the Fund based on a number of factors, including, without limitation, significant deterioration in a company's underlying fundamentals, strong price appreciation suggesting an overweighted position or overvalued security, change in theme or sector orientation, or better relative value in other securities. No single factor is dispositive. Advisor's philosophy is generally to hold stocks that have performed well, which may result in an apparent "overweighting" from time to time.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

          In implementing its investment objective, the Fund may invest in the following securities and use the following investment techniques. Some of these securities and investment techniques involve special risks, which are described below, elsewhere in this Prospectus, and in the Fund's SAI.

Common Stocks and Other Equity Securities

          The Fund will invest in common stocks and other equity securities. Other equity securities may include preferred stock, depositary receipts or shares, warrants, and other securities convertible or exchangeable into common stock. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities.

Small Capitalization Companies

          The Fund will invest a substantial portion of its assets in small companies. While companies with a smaller market capitalization have the potential for significant capital appreciation, the equity securities of these companies also involve greater risks than those of larger, more established companies. Small-cap companies may lack the management experience or depth, financial resources, product diversification, and competitive strength of large-cap companies. The market for small-cap securities is generally less liquid and subject to greater price volatility than the market for large-cap securities. In addition, smaller companies may have less publicly available information and be followed by fewer analysts than larger companies.

Non-Diversification

          As a "non-diversified" fund, the Fund may invest in a more limited number of companies than "diversified" mutual funds.

Temporary Strategies

          In order to retain the flexibility to respond promptly to changes in market and economic conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments, which are fixed-income securities issued by private and governmental institutions. It is impossible to predict when or for how long Advisor may employ these strategies for the Fund. To the extent the Fund engages in any of these temporary strategies, the Fund's ability to achieve its investment objective may be diminished.

FINANCIAL HIGHLIGHTS OF THE FUND

          The financial highlights table is intended to help you understand the Fund's financial performance for each of the last five fiscal years ended September 30, 2003. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions and excluding sales charges). These financial highlights have been audited by PricewaterhouseCoopers LLP ("PwC"). PwC's report, together with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

	Year Ended September 30, 2003			Year Ended September 30, 2002			Year Ended September 30, 2001			Year Ended September 30, 2000			Year Ended September 30, 1999
	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C	Class A	Class I	Class C(1)
Net asset value, beginning of period	$4.69	$4.79	$4.58	$8.64	$8.79	$8.49	$30.78	$31.17	$30.49	$11.89	$12.00	$11.85	$ 5.81	$ 5.84	$ 8.09
Income from investment operations:
Net investment loss	(0.11)(3)	(0.08)(3)	(0.14)(3)	(0.15)(3)	(0.12)(3)	(0.21)(3)	(0.22)(3)	(0.18)(3)	(0.29)(3)	(0.38)(2)	(0.30)(2)	(0.60)(2)	(0.14)(3)	(0.09)(3)	(0.07)(3)
Net realized and unrealized gain (loss) on investments	4.52	4.62	4.39	(3.80)	(3.88)	(3.70)	(19.83)	(20.11)	(19.62)	19.27	19.47	19.24	6.22	6.25	3.83
Total from investment operations	4.41	4.54	4.25	(3.95)	(4.00)	(3.91)	(20.05)	(20.29)	(19.91)	18.89	19.17	18.64	6.08	6.16	3.76
Less distributions:
Distributions from net realized gain	-	-	-	-	-	-	(2.09)	(2.09)	(2.09)	-	-	-	-	-	-
Net asset value, end of period	$9.10 =====	$9.33 =====	$8.83 =====	$ 4.69 =====	$ 4.79 =====	$ 4.58 =====	$ 8.64 =====	$ 8.79 =====	$ 8.49 =====	$30.78 ======	$31.17 ======	$30.49 ======	$11.89 ======	$12.00 ======	$11.85 ======
Total return(4)	94.03%	94.78%	92.80%	(45.72)%	(45.51)%	(46.05)%	(69.58)%	(69.47)%	(69.79)%	158.87%	159.75%	157.30%	104.65%	105.48%	46.48%(5)
(Supplemental data and ratios)
Net assets, end of period (000's)	$423,165	$76,501	$29,376	$217,177	$31,920	$12,364	$412,503	$58,767	$21,705	$1,201,524	$200,347	$44,111	$404,630	$64,653	$1,891
Ratio of expenses to average net assets	1.72%	1.37%	2.37%	1.69%	1.34%	2.34%	1.60%	1.25%	2.25%	1.68%(11)	1.33%(11)	2.33%(11)	1.50%(6)	1.15%(6)	2.15%(7)(8)
Ratio of net investment loss to average net assets	(1.71)%	(1.36)%	(2.36)%	(1.67)%	(1.32)%	(2.32)%	(1.43)%	(1.08)%	(2.08)%	(1.55)%(11)	(1.20)%(11)	(2.20)%(11)	(1.44)%(9)	(1.09)%(9)	(2.09)%(8)(10)
Portfolio turnover rate(12)	26.9%	26.9%	26.9%	17.4%	17.4%	17.4%	6.6%	6.6%	6.6%	21.9%	21.9%	21.9%	41.3%	41.3%	41.3%

________________________
(1)	The Class C shares were first offered to investors on February 19, 1999.

(2)	Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.

(3)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book and tax differences.

(4)	Total return excludes sales charges.

(5)	Not annualized.

(6)	Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of expenses to average net assets would have been 1.70% for Class A and 1.35% for Class I.

(7)	Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of expenses to average net assets would have been 2.31% for Class C.

(8)	Annualized.

(9)	Absent voluntary fee waivers for the year ended September 30, 1999, the ratio of net investment loss to average net assets would have been (1.64)% for Class A and (1.29)% for Class I.

(10)	Absent voluntary fee waivers for the period February 19, 1999 through September 30, 1999, the annualized ratio of net investment loss to average net assets would have been (2.25)% for Class C.

(11)	For the year ended September 30, 2000, the ratio includes Advisor fee waiver recovery (net) of 0.15% for Class A, Class I and Class C.

(12)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FUND MANAGEMENT AND DISTRIBUTION

Management

          The Fund has entered into an Investment Advisory Agreement with Advisor under which Advisor manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors.

          Advisor. Advisor serves as an asset manager for individual and institutional clients. Advisor's principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. Effective September 30, 2003, Advisor changed its form of organization from a corporation to a limited liability company.

          Under the Investment Advisory Agreement, the Fund pays Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of shares. The advisory fee is accrued daily and paid monthly. Advisor may from time to time voluntarily (but is not required to) waive all or a portion of its fee and/or reimburse all or a portion of the Fund's operating expenses (which waiver and/or reimbursement would be effected on a monthly basis). In the event Advisor waives and/or reimburses any such fees and expenses, Advisor is entitled to recover such fees and expenses.

          Under the Investment Advisory Agreement, Advisor is responsible not only for management of the Fund's assets, but also for portfolio transactions and brokerage.

          Investment Committee. Advisor's Portfolio Management Committee is primarily responsible for the day-to-day management of the Fund's assets. The Portfolio Management Committee is headed by LeRoy C. Kopp, the Chairman, Chief Executive Officer and Chief Investment Officer of Advisor. The Portfolio Management Committee is assisted in its efforts by a team of research analysts and associates. The Portfolio Management Committee generally makes investment decisions for the Fund by majority vote.

Custodian, Transfer Agent and Administrator

          U.S. Bank, N.A. acts as custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund ("Transfer Agent") and as the Fund's administrator. U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities. U.S. Bank and its affiliates serve as custodian, transfer agent, administrator, or some combination thereof, to over 900 mutual funds, representing approximately $130 billion in total assets.

Distributor

          Centennial Lakes Capital, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"), acts as principal distributor of the Fund's shares ("Distributor"). As compensation for its services, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares, (ii) the CDSC from redemptions of Class A and Class C shares, if applicable, and (iii) the distribution and shareholder servicing fees payable with respect to Class A and Class C shares. Effective September 30, 2003, Distributor changed its form of organization from a corporation to a limited liability company.

          From time to time, the Distributor may implement programs that offer additional compensation in connection with sales of Class A and Class C shares. In some instances, this compensation may be made available only to certain qualifying brokers whose representatives have sold or are expected to sell significant amounts of shares. All of such payments will be made by the Distributor out of its own assets, but may be reimbursed by the Fund to the extent such payments are distribution or shareholder servicing expenses. These programs will not change the price you will pay for shares or the amount that the Fund will receive from such a sale. No such programs or additional compensation will be offered to the extent that they are prohibited by the laws of any state or any self-regulatory agency with jurisdiction over the Distributor, such as the NASD.

YOUR ACCOUNT

Choosing a Class

          The Fund offers three classes of shares: Class A, Class C, and Class I. Class A and Class C shares are designed for "retail" investors, with a minimum initial investment of $5,000 ($2,000 for retirement accounts, including Coverdell Education Savings Accounts). Class I shares are designed for "institutional" investors, with a minimum initial investment of $5 million. Each class has its own cost structure.

Class A	Class C	Class I
• Front-end sales charge with break points and certain exceptions.	• No front-end sales charge.	• No front-end sales charge.
• Contingent deferred sales charge imposed on certain redemptions.	• Contingent deferred sales charge imposed on certain redemptions.	• No contingent deferred sales charge imposed on redemptions.
• Redemption fee payable on certain redemptions.	• Redemption fee payable on certain redemptions.	• Redemption fee payable on certain redemptions.
• Current distribution and shareholder servicing fees equal to 0.35% of average daily net assets.	• Current distribution and shareholder servicing fees equal to 1.00% of average daily net assets.	• No current distribution or shareholder servicing fees.

Class A Shares

          Class A shares are offered and sold on a continual basis at the next offering price ("Offering Price"), which is the sum of the net asset value per share (computed after the purchase order and funds are received by the Transfer Agent) and the sales charge indicated below:

	Total Sales Charge
Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
Up to $99,999	3.50%	3.63%
$100,000 - $249,999	3.00%	3.09%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.00%	1.01%
$1,000,000 - $4,999,999	None	None

          No sales charge is imposed on the reinvestment of dividends or capital gains. For information on how to reduce the sales charge or to determine whether you qualify to purchase shares at net asset value, see "Class A Front-End Sales Charge Waivers and Reductions," below. Class A shares are also currently subject to distribution and shareholder servicing fees in an aggregate amount of 0.35% of the average daily net assets attributable to such shares, although the Plan, which is described in more detail under "Distribution and Shareholder Servicing Plan," permits the payment of up to 0.50% in such fees.

          Investments in Class A shares above $1 million are not assessed an initial sales charge. However, you may be charged a CDSC of up to 1% on shares redeemed within 24 months of purchase. The imposition of a CDSC may be waived by the Distributor. See "Class A and Class C CDSC Waivers," below. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed, and is not imposed on shares acquired through the reinvestment of dividends or capital gains. To avoid the imposition of a CDSC, the Fund will first redeem any shares held in your account that are not subject to a CDSC and then redeem shares in the order in which they were purchased. Class A shares may also be subject to a 2% redemption fee with respect to certain redemptions made within 30 days of purchase. See "Class A and Class C Redemption Fees," below.

Class C Shares

          Class C shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge. However, you may be charged a CDSC of up to 1% on shares redeemed within 12 months of purchase. The imposition of a CDSC may be waived by the Distributor. See "Class A and Class C CDSC Waivers," below. For purposes of the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the then current value or the original purchase price of the shares being redeemed, and is not imposed on shares acquired through the reinvestment of dividends or capital gains. To avoid the imposition of a CDSC, the Fund will first redeem any shares held in your account that are not subject to a CDSC and then redeem shares in the order in which they were purchased. Class C shares may also be subject to a 2% redemption fee with respect to certain redemptions made within 30 days of purchase. See "Class A and Class C Redemption Fees," below. The Fund has also adopted a Rule 12b-1 plan with respect to the Class C shares pursuant to which the Fund pays distribution and shareholder servicing fees in an aggregate amount of 1.00% of the average daily net assets attributable to such shares. See "Distribution and Shareholder Servicing Plan" for more information.

Class I Shares

          Class I shares are offered and sold on a continual basis at their net asset value (computed after the purchase order and funds are received by the Transfer Agent) without any initial sales charge. However, you may be charged a redemption fee of up to 2% of the then current value of the shares on redemptions made within 24 months of purchase. The imposition of a redemption fee may be waived by the Fund. Redemption fees are paid directly into Fund assets to help cover the costs that short-term trading generates. In addition, as described in more detail under "Distribution and Shareholder Servicing Plan," the Fund has adopted a Rule 12b-1 plan with respect to the Class I shares which permits the payment of up to 0.50% in distribution and shareholder servicing fees. For the foreseeable future, however, the Fund has no intention of paying any distribution or shareholder servicing fees in connection with the Class I shares.

Class A Front-End Sales Charge Waivers and Reductions

          Waivers for Certain Investors. The following individuals and institutions may purchase Class A shares without any initial sales charge:

    certain qualified retirement plans, such as defined contribution, profit-sharing, pension, 401(k) (including SIMPLE 401(k)), 403(b), 457 and simplified employee pension (SEP) plans, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established from time to time by the Distributor;
    persons who have taken a distribution from a retirement plan invested in Class A, Class C, or Class I shares of the Fund, to the extent of the distribution, provided that the distribution is reinvested within 90 days of the payment date;
    rollover IRAs that have been funded with distributions from retirement plans that offer the Fund as an investment option;
    government entities that are prohibited from paying mutual fund sales charges;
    certain employees of registered broker-dealers who have entered into a selling or service agreement with the Distributor and their spouses, children, grandchildren, and parents, in accordance with the internal policies and procedures of the employing broker-dealer;
    owners of private accounts managed by Advisor who liquidate holdings in part or in whole in their private accounts and purchase Fund shares with the proceeds within 90 days of the liquidation;
    trust companies investing $1 million or more for common trust or collective investment funds;
    registered investment companies;
    any person who purchases shares of the Fund with redemption proceeds from a money market fund, provided that this sales charge waiver is only available (i) to persons who immediately prior to their investment in the money market fund were shareholders of the Fund, (ii) to the extent of the investment in the money market fund being redeemed, and (iii) for one such purchase within 12 months of redemption;
    wrap accounts or fee-in-lieu programs for the benefit of direct or indirect clients of registered broker-dealers having a selling or service agreement with the Distributor; and
    any person who purchases shares of the Fund with redemption proceeds from a registered investment company other than the Fund and on which the investor paid either a front-end sales charge or a contingent deferred sales charge, provided that the proceeds are invested in the Fund within ten days of the redemption.

          Please contact your investment professional, the Distributor, or the Transfer Agent for more information on purchases at net asset value.

          Reducing Sales Charges. If you are not eligible for a waiver, there are two ways that you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule: you may participate in the Fund's Right of Accumulation ("ROA") program or execute a Letter of Intent ("LOI").

    Right of Accumulation. The ROA allows you to purchase Class A shares at the sales charge applicable to the sum of (i) the dollar amount then being purchased, plus (ii) the higher of either (a) the current market value (calculated at the applicable Offering Price) or (b) the actual purchase price of all Fund shares already held by you, your spouse, and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments to the Fund, and meets other uniform criteria that allows the Distributor to achieve cost savings in distributing shares of the Fund. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.
    Letter of Intent. You may also qualify for a reduced sales charge on the purchase of Class A shares by completing the LOI section of the account application. By completing the LOI, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,000) which, if made at one time, would qualify for a reduced sales charge. Any shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only apply to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge. By signing the purchase application and checking the box labeled "Letter of Intent," you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing a LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent. You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

Class A and Class C CDSC Waivers

          The primary purpose of the CDSC is to encourage long-term investing in the Fund. Accordingly, the CDSC on Class A and Class C shares may be waived if, among other things:

    the redemption results from the death or total and permanent disability of the shareholder which occurs after the purchase of the shares being redeemed; or
    the selling broker-dealer elects to waive receipt of a commission, if any, paid at the time of sale.

Class A and Class C Redemption Fees

          If you sell or exchange your shares or your shares are involuntarily redeemed, and they have been held for 30 days or less, you will be subject to the Fund's redemption fee, which is 2% of the amount redeemed. The redemption fee applies to redemptions of $2,000 or more in Fund shares calculated at the then current value of the shares. For this purpose, shares held the longest will be treated as being redeemed first and the shares held the shortest as being redeemed last. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, by redeeming additional Fund shares held by you. This redemption fee is paid to the Fund rather than to the Distributor or Advisor to help cover the costs that short-term trading generates.

          The redemption fee, however, does not apply to:

    Shares acquired through the automatic reinvestment of distributions;
    Redemptions under regularly scheduled automatic withdrawal plans;
    Redemptions from retirement accounts (1) of a mandatory distribution; (2) within 30 days following the end of a plan "blackout period" in connection with a plan conversion; or (3) within 30 days of an automatic payroll deduction or employee contribution;
    Redemptions in connection with the regularly scheduled automatic rebalancing of assets in retirement plans;
    Distributions from retirement accounts due to death, disability, health or financial hardship; or
    Involuntary redemptions resulting from failure to meet account minimums.

          Certain intermediaries may not collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. In addition, due to operational requirements, intermediaries' methods for tracking and calculating the fee may differ in some respects from that of the Fund. In addition, the redemption fee may not apply to certain types of accounts held through intermediaries, including:

    Certain employer-sponsored retirement plans;
    Certain broker wrap-fee and other fee-based programs;
    Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption fee on its underlying customers' accounts; and
    Certain intermediaries that do not have or are not able to report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

          You should contact your financial intermediary or refer to your retirement plan documents for more information on how the redemption fee may be applied to your shares.

          In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its sole discretion where it believes such waiver is consistent with the best interests of the Fund, to the extent permitted by law. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

          Currently, the Fund may be limited in its ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by the Transfer Agent or by financial intermediaries on behalf of their customers. For example, where a financial intermediary is not able to determine if the redemption fee applies and/or is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Fund may not receive the redemption fee. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customers, the Fund may not know whether a redemption fee is applicable or the identity of the customer who should pay the redemption fee. However, the Fund, Advisor, the Transfer Agent and the Distributor will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries. See "Market Timing Trading Policy."

Distribution and Shareholder Servicing Plan

          The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act ("Plan") with respect to each class of shares. Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee. The Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annual basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis). The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under the Plan. Because Rule 12b-1 fees are paid out of the Fund's net assets on an ongoing basis, over time these fees will increase the cost of your investment and could cost you more than paying other types of sales charges.

Investing Through Financial Intermediaries

          Although Fund share transactions may be made directly through the Transfer Agent with no charges other than those described in this Prospectus, you may also purchase, exchange or redeem Fund shares through a financial intermediary, such as a bank, trust company or certain broker-dealers, that have policies different from the Fund's. If you own or are considering purchasing shares through a financial intermediary, your ability to purchase, exchange or redeem shares may depend in part on the policies of that entity. Some policy differences may include additional fees and charges and a cutoff time for the placement of investments. Persons who invest in the Fund through intermediaries may receive a lower total return than persons who invest in the Fund directly.

          For example, financial intermediaries may charge their customers a transaction, processing, or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the applicable fund prospectus and statement of additional information. These fees are retained by the intermediary and are not shared with the Fund, Advisor or Distributor. Please contact your financial intermediary for a complete description of its policies, including specific information about additional fees and charges.

          Certain financial intermediaries perform recordkeeping and administrative services for their customers that would otherwise be performed by the Transfer Agent. These services may include, among other things, sub-accounting services, transfer agent services, answering inquiries relating to the Fund and transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications regarding the Fund. In some circumstances, the Fund may directly pay the intermediary for performing such services. However, the Fund will not pay more for these services through intermediary relationships than it would pay the Transfer Agent in aggregate fees and expenses if the intermediaries' customers were direct shareholders of the Fund. Advisor may pay the intermediary amounts in excess of such limitations out of its own resources or the Distributor may compensate the intermediary for such services, and, if permissible, may be reimbursed under the Fund's Rule 12b-1 plan. From time to time, Advisor or Distributor may enter into revenue sharing arrangements with brokers or other financial intermediaries. Such payments will be made from Advisor's or Distributor's own resources and will not increase costs to the Fund. The Distributor may be reimbursed for such payments, if permissible, under the Fund's Rule 12b-1 plan.

          The Fund has authorized certain financial intermediaries to accept orders on its behalf. Contracts with these intermediaries require them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the intermediary before the time the net asset value is determined to receive that day's share price. If those orders are transmitted to the Transfer Agent and paid for in accordance with the contract, they will be priced at the net asset value next determined after the request is received in the form required by the intermediary.

Buying Shares

          Opening an Account. Before opening an account and investing in Fund shares, you should contact your investment professional. Then you should:

(1)	Read this Prospectus carefully.

(2)	Determine how much you would like to invest. The minimum initial investment requirements are:

	(a)	Class A and Class C shares:

		Non-retirement account:	$5,000

		Retirement account:	$2,000

		Coverdell Education Savings Accounts ("CESAs") and "deemed" IRAs:	$2,000

		Subsequent investments:	$100 or more

		Automatic Investment Plan ("AIP"): to maintain the plan, you must invest at least $50 per month)	$3,000

	(b)	Class I shares:

		All accounts:	$5 million

		Subsequent investments:	No minimum

The Fund may change or waive these minimums at any time.

(3)	Complete the appropriate parts of the account application, carefully following the instructions.

Please note that your application will be returned if any information is missing. If you have questions, please contact your investment professional or the Fund at 1-888-533-KOPP. Account applications will be accepted by the Distributor, the Transfer Agent, or investment professionals who have entered into a selling or service agreement with the Distributor.

(4)	Make your initial investment, and any subsequent investments, following the instructions set forth below.

          Important information about procedures for opening a new account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund is required to obtain certain personal information, including your name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund may also ask for other identifying documents or information.

          If you do not provide this information, the Fund may be unable to open an account for you. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the net asset value next determined after the account is closed, minus any applicable sales charge. Any delay in processing your order will affect the purchase price you receive for your shares. The Fund and the Distributor are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other action.

          You may open an account by completing an account application and paying for your shares by check or wire. You may also open an account using the Fund's exchange privilege, which is discussed in detail in the SAI. An exchange is a taxable transaction. All new account applications should be given to your investment professional or forwarded to the Distributor or the Transfer Agent, whose addresses appear on the inside back cover page of this Prospectus. If your application is accepted, your shares will be bought at the next Offering Price or at net asset value, as applicable, computed after the Transfer Agent receives your order in proper form. See "Valuation of Fund Shares." The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent. If you use an investment professional, it is his or her responsibility to transmit your order to buy shares to the Transfer Agent in good order before the close of business on the day you place your order. A confirmation indicating the details of each purchase transaction will be sent to you promptly. Shares of the Fund have not been registered for sale outside of the United States.

          By check

    Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept cash, third-party checks, Treasury checks, travelers checks, starter checks, credit cards, or money orders. In addition, cashiers checks and money orders in amounts less than $10,000 are not accepted under the Transfer Agent's anti-money laundering policies.
    You may be charged a transaction, processing or service fee and/or other fees or charges in addition to the sales charge with respect to shares sold by certain broker-dealers. Ask your investment professional about these charges. See "Investing Through Financial Intermediaries."
    If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result.
    All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline to accept a purchase application in whole or in part.

          By wire

    Instruct your bank to use the following instructions when wiring funds:

Wire to:	U.S. Bank, N.A.
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Number 0750-00022

Credit:	U.S. Bancorp Fund Services, LLC
Account 112-952-137

Further credit:	Kopp Emerging Growth Fund
(class of shares being purchased)
(shareholder account number)
(shareholder name/account registration)

    Please call 1-888-533-KOPP prior to wiring any funds to notify the Transfer Agent that the wire is coming and to confirm the wire instructions.
    The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

          Adding to an Account. You may add to your account by check or wire. You may also add to your account using the Fund's exchange privilege. Please see the SAI for more information. A confirmation indicating the details of each subsequent purchase transaction will be sent to you promptly.

          By check

    Make out a check for the investment amount, payable to "Kopp Emerging Growth Fund." Payment should be made in U.S. funds by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept cash, third-party checks, Treasury checks, travelers checks, starter checks, credit cards or money orders. In addition, cashiers checks and money orders in amounts less than $10,000 are not accepted under the Transfer Agent's anti-money laundering policies.
    Fill out the detachable investment slip from an account statement or send a note specifying your account number and the name(s) in which the account is registered.
    Deliver the check and your investment slip or note to your investment professional, the Distributor, or the Transfer Agent.

          By wire

    Follow the wire instructions used to open an account.

          Automatic Investment Plan. The Automatic Investment Plan ("AIP") is a method of using dollar cost averaging, which is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Because dollar-cost averaging involves continuous investment in Fund shares regardless of price fluctuations, you should consider your ability to continue to purchase shares through periods of low price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets. The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $3,000. Please refer to the SAI for instructions as to how you may establish the AIP for your account, or call 1-888-533-KOPP.

          Market Timing Trading Policy. Short-term or excessive trading into and out of the Fund may harm performance by disrupting investment strategies and by increasing expenses. Accordingly, the Fund may decline to accept an application or may reject a purchase request, including an exchange, particularly from a market timer or an investor who, in Advisor's sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. For these purposes, Advisor may consider an investor's trading history in the Fund or other mutual funds.

          The risks of market timing cannot be eliminated. Depending on various factors (including the size of the Fund, the amount of assets Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), market timing may disrupt investment strategies; increase brokerage, administrative, and other expenses; and impact Fund performance. The Fund is currently using several methods to detect and deter market timing. These methods include the use of exchange limit guidelines, broad authority to take discretionary action against market timers and against particular trades, selective monitoring of trade activity and the imposition of redemption fees. See "Your Account-Class A and Class C Redemption Fees."

          Each of these methods involves judgments that are inherently subjective, although the Fund and its service providers seek to make judgments that are consistent with shareholder interests. Moreover, each of these methods involves some selectivity in their application. While the Fund seeks to take action that will detect and deter market timing, it cannot represent that it can be completely eliminated.

          For example, the Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Fund on behalf of their customers who are the beneficial owners. More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Fund may not be able to determine whether the purchase or sale is connected with a market timing transaction. Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity. However, the Fund, Advisor, the Transfer Agent and the Distributor will make every effort to apply these policies to all shares held by Fund investors, whether held through the Transfer Agent or through intermediaries.

          Investing in the Fund Through IRAs. Shares of the Fund may be purchased by traditional IRAs, Roth IRAs, CESAs, and "deemed" IRAs. The maximum annual dollar contribution limit for traditional IRAs and Roth IRAs is $3,000 for 2004, $4,000 for 2005 through 2007, and $5,000 for 2008 (after 2008, the limit is adjusted for inflation in $500 increments). In addition, individuals who have reached age 50 may make additional "catch-up" contributions to their traditional IRAs or Roth IRAs, in excess of the otherwise-applicable maximum contribution limits, of up to $500 for 2004 through 2005, and $1,000 for 2006 and thereafter. The maximum annual contribution limit for CESAs is $2,000. The maximum annual dollar contribution limit for a "deemed" IRA is the same as the corresponding maximum annual contribution limit for a traditional IRA or a Roth IRA. A "deemed" IRA is a traditional IRA or Roth IRA (i) funded with voluntary employee contributions and (ii) established, effective for any plan year beginning on or after January 1, 2003, as a separate account or annuity under a Code Section 401(a) qualified plan, a Section 403(a) qualified annuity plan, a Section 403(b) tax-sheltered annuity arrangement, or a Section 457(b) eligible governmental deferred compensation plan.

Redeeming or Selling Shares

          To Redeem or Sell Some or All of Your Shares. Generally, you may sell or request redemption of part or all of your Fund shares at any time. The price per share will be the net asset value next computed (less the redemption fee or CDSC, if applicable) after your redemption request is received in proper form by the Transfer Agent. See "Valuation of Fund Shares." The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent. If you use an investment professional, it is his or her responsibility to transmit your order to sell shares to the Transfer Agent in good order before the close of business on the day you place your order. The Fund normally will mail your redemption proceeds within one or two business days and, in any event, no later than seven business days after receipt by the Transfer Agent of a redemption request in good order. However, the Fund may hold payment until investments that were made by check, telephone, or pursuant to the AIP have been collected (which may take up to 12 calendar days from the initial investment date). Redemptions may be made by written request, telephone, or wire. You may also redeem shares using the Fund's exchange privilege, as discussed in the SAI. An exchange is a taxable transaction.

          By written request

    Write a letter of instruction relating to the Kopp Emerging Growth Fund. Include your share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to sell.
    Include all signatures and any additional documents that may be required. See "Redeeming or Selling Shares-Special Situations," below.
    Forward the materials to the Transfer Agent.
    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

          By telephone

    Fill out the "Telephone Redemption" section of your new account application.
    To place your redemption request, please call 1-888-533-KOPP.
    Redemption requests by telephone are available for redemptions of $1,000 to $75,000. Redemption requests for less than $1,000 or more than $75,000 must be in writing.
    Proceeds redeemed by telephone will be mailed or wired only to your address or bank of record as shown on the records of the Transfer Agent.
    To arrange for telephone redemptions after an account has been opened or to change the bank, account, or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account, with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians. See "Redeeming or Selling Shares-Special Situations," below.
    To reduce the costs associated with market timing, the Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions.
    Once you place a telephone redemption request, it cannot be canceled or modified.
    Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, you bear the risk of loss. However, the Fund will use reasonable procedures to ensure that instructions received by telephone are genuine, including recording telephonic transactions and sending written confirmation of such transactions to investors.
    You may experience difficulty in implementing a telephone redemption during periods of sudden economic or market changes. If you are unable to contact the Transfer Agent by telephone, you may also redeem shares by written request, as noted above.

          By wire

    Fill out the "Telephone Redemption" section of your new account application.
    To verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account, please call 1-888-533-KOPP.
    Redemption requests by telephone that are to be transmitted via wire transfer are available for redemptions of between $1,000 and $75,000. Redemption requests for more than $75,000 must be in writing.
    Funds will be wired on the next business day. A $15 fee will be deducted from your account.

          Special Situations. If you are acting as an attorney-in-fact for another person, or as a trustee or on behalf of a corporation, additional documentation may be required in order to effect a redemption. Questions regarding such circumstances may be directed to your investment professional, or to the Transfer Agent by calling 1-888-533-KOPP. In addition, the Fund requires a signature guarantee for all authorized owners of an account: (i) when you submit a written redemption request for more than $75,000; (ii) when you add the telephone redemption option to your existing account; (iii) if you transfer ownership of your account to another individual or entity; or (iv) if you request redemption proceeds to be sent to an address other than the address that appears on your account. A signature guarantee may be obtained from any eligible guarantor institution. These institutions include banks, saving associations, credit unions, brokerage firms, and others. A notary public stamp or seal is not acceptable.

          Redemptions in Kind. The Fund reserves the right to redeem in kind (i.e., in securities or assets other than cash) any redemption request or requests during any 90-day period in excess of the lesser of (i) $250,000 or (ii) 1% of the net asset value of the class of shares being redeemed. Please see the SAI for more information.

          IRAs. Shareholders who have an IRA (whether a traditional, Roth, Coverdell Education Savings Account or "deemed" IRA) or other retirement plan must indicate on their redemption requests whether or not to withhold federal income taxes. Redemption requests failing to indicate an election will be subject to withholding.

          Termination of Accounts. Your account may be terminated at any time by the Fund if, after a redemption of shares in your account, the value of the remaining shares in the account falls below $1,000. A check for the proceeds of redemption will be sent to you within seven days of the actual redemption. The Fund will not charge a CDSC in the event of a forced redemption.

          Fee for Special Services. The Fund may charge a fee for special services, such as providing shareholders with systematic withdrawals, networking or shareholder services, historical account statements or overnight delivery. Your broker-dealer may also charge you a fee for special services such as certain networking arrangements or providing shareholder or regulatory communications. See "Investing Through Financial Intermediaries."

VALUATION OF FUND SHARES

          The price of Fund shares is based on the Fund's net asset value ("NAV"), which is calculated using the market price method of valuation. The NAV is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. The Fund does not determine NAV on days the NYSE is closed for trading. The NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order. A share's NAV is the current value of the class' assets, minus any liabilities, divided by the number of shares outstanding in the class.

          Any securities or other assets for which market valuations are not readily available are valued at fair value as determined in good faith and in accordance with procedures approved by the Fund's Board of Directors. The Board of Directors has appointed a Valuation Committee of Advisor to make determinations of fair value, which determinations are reported to the full Board at its next regular meeting.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

          The Fund publishes its full portfolio holdings as well as industry and security breakdowns semi-annually as required by the SEC. In addition, the Fund's top ten portfolio holdings with position size are published monthly, with up to a 10-day lag, on http://www.koppfunds.com. The Fund also provides the percentage of its total portfolio that is represented by its top ten holdings.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

          For federal income tax purposes, distributions from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, except to the extent any of the dividends are "qualified dividend income" eligible for the reduced rate of tax on net long-term capital gains. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains. Currently, this maximum rate is set at 15%.

          Distributions of dividend income that are not of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income and net short-term capital gains generally are taxable to you as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares. You will be informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. If you buy shares of the Fund when it has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

          Dividends and capital gains, if any, are usually distributed in November or December. Please note that the objective of the Fund is capital appreciation, not the production of income. You should measure the success of your investment by the value of your investment at any given time and not necessarily by the distributions you receive. Because of its investment objective, the Fund expects that its distributions will consist primarily of long-term capital gains.

          All dividends and capital gains distributions will automatically be reinvested in additional Fund shares at the then prevailing NAV unless you specifically request that dividends or capital gains or both be paid in cash. If you elect to receive dividends or capital gains distributions in cash and the post office cannot deliver the check, or if the check remains uncashed for six months, the Fund reserves the right to reinvest the check in your account at the Fund's then current NAV and to reinvest all subsequent distributions in shares of the Fund until the Fund receives an updated address from you. If you elect to receive dividends or capital gains distributions in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. The election to receive dividends in cash or reinvest them in shares may be changed by writing to the Fund at Kopp Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least ten days prior to the record date of any dividend or capital gains distribution.

          This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, local or foreign tax considerations applicable to you. You are urged to consult your own tax advisor.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Kopp Investment Advisors, LLC
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

DISTRIBUTOR
Centennial Lakes Capital, LLC
7701 France Avenue South, Suite 500
Edina, Minnesota 55435

CUSTODIAN

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT AND ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:	For regular mail deliveries, use:
Kopp Funds, Inc.	Kopp Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	P.O. Box 701
Third Floor	Milwaukee, Wisconsin 53201-0701
Milwaukee, Wisconsin 53202-5207

The SAI for the Fund contains detailed information about the Fund. Additional information about the Fund's investments is contained in the Fund's annual and semi-annual reports to shareholders. These reports provide a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the preceding fiscal year or semi-annual period as appropriate. You may receive the Fund's SAI, which is incorporated by reference into this Prospectus, annual reports and semi-annual reports free of charge; request other information about the Fund; and make shareholder inquiries by contacting the Fund at the address, toll-free telephone number, or Website noted on the cover page of this Prospectus. The documents referenced above may also be obtained from certain financial intermediaries.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are also available on the SEC's Internet Website located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

The Fund's 1940 Act File Number is 811-8267.

STATEMENT OF ADDITIONAL INFORMATION

Kopp Funds

Kopp Emerging Growth Fund

7701 France Avenue South, Suite 500
Edina, Minnesota 55435
Telephone: 1-888-533-KOPP
Facsimile: 1-952-841-0411
Website: www.koppfunds.com

          This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus of the Kopp Emerging Growth Fund ("Fund") dated January 28, 2004. The Fund is a series of Kopp Funds, Inc. ("Corporation").

          The Fund's audited financial statements for the year ended September 30, 2003, are incorporated herein by reference to the Fund's 2003 Annual Report.

          A copy of the Fund's 2003 Annual Report and/or its Prospectus is available without charge upon request to the above-noted address, toll-free telephone number, or website.

This Statement of Additional Information is dated January 28, 2004.

TABLE OF CONTENTS

FUND ORGANIZATION	3

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL	3

IMPLEMENTATION OF INVESTMENT OBJECTIVE	4

DIRECTORS AND OFFICERS	7

PRINCIPAL SHAREHOLDERS	10

INVESTMENT ADVISOR	11

PROXY VOTING POLICIES	12

FUND TRANSACTIONS AND BROKERAGE	13

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT	14

ADMINISTRATOR AND FUND ACCOUNTANT	14

ANTI-MONEY LAUNDERING PROGRAM	15

DISTRIBUTOR	15

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN	17

PURCHASE, EXCHANGE AND PRICING OF SHARES	19

REDEMPTIONS IN KIND	22

TAXATION OF THE FUND	22

PERFORMANCE INFORMATION	22

INDEPENDENT ACCOUNTANTS	25

FINANCIAL STATEMENTS	26

          You should rely only on the information contained in this document and the Fund's Prospectus. We have not authorized anyone to provide you with information that is different. This SAI is not an offer to sell securities in any state or jurisdiction in which an offering may not lawfully be made.

FUND ORGANIZATION

          The Corporation is an open-end management investment company, commonly referred to as a mutual fund. The Corporation is organized as a Minnesota company and was incorporated on June 12, 1997.

          The Corporation is authorized to issue shares of common stock in series and classes. The Corporation currently offers one series of shares: the Kopp Emerging Growth Fund. The shares of common stock of the Fund are further divided into three classes: Class A, Class C, and Class I. Each share of common stock of each class of shares of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, is subject to its own sales and redemption charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 distribution and shareholder servicing plan as it relates to that class.

          No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

          Generally, the Fund will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended ("1940 Act"), or Minnesota law.

FUND POLICIES: FUNDAMENTAL AND NON-FUNDAMENTAL

          The following are the Fund's fundamental investment policies which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present or (ii) more than 50% of the outstanding shares of common stock of the Fund.
The Fund:

1.	May not issue senior securities, except as permitted under the 1940 Act;

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law;

3.

May not act as an underwriter of another company's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("1933 Act"), in connection with the purchase and sale of portfolio securities;

4.

May not invest more than 25% of its assets in securities of companies in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities;

5.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities);

6.

May not make loans if, as a result, more than 33 1/3% of the Fund's assets would be lent to other persons, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements;

7.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities); and

8.

Notwithstanding any other fundamental investment policy or restriction, may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

          For purposes of Fundamental Policy No. 2, any additional borrowings for emergency purposes must also be temporary. For purposes of Fundamental Policy No. 4, "industry" is defined to include groups of related industries.

          The Fund's investment objective, which is to seek long-term capital appreciation, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

          The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors of the Fund without shareholder approval.
The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.	Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Make any loans other than loans of portfolio securities, except through purchases of debt securities or other debt instruments or engaging in repurchase agreements with respect to portfolio securities.

6.	Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its assets.

7.

Make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing shareholders of the Fund with at least 60 days' notice.

          Unless noted otherwise, if a percentage restriction in a fundamental or non-fundamental policy is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets or in the market value of the investment will not constitute a violation of that restriction.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

          The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the headings "Investment Objective" and "Investment Strategy."

Depositary Receipts

          The Fund may invest in the equity securities of foreign companies by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

          Investments in securities of foreign companies involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about companies than is available in the reports and ratings published about companies in the U.S. Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Other risks that may be present in foreign investment include the following:

    expropriation;
    confiscatory taxation;
    withholding taxes on dividends and interest;
    less extensive regulation of foreign brokers, securities markets, and companies;
    costs incurred in conversions between currencies;
    the illiquidity and volatility of foreign securities markets;
    the possibility of delays in settlement in foreign securities markets;
    limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country);
    the difficulty of enforcing obligations in other countries;
    diplomatic developments; and
    political or social instability.

          Foreign economies may differ from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

Preferred Stock and Convertible Securities

          The Fund may invest in preferred stock and convertible securities, which may include bonds, debentures, notes, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive or have accrued interest normally paid on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally:

    have higher yields than common stocks, but lower yields than comparable non-convertible securities;
    are less subject to fluctuation in value than the underlying stock (or warrant) since they have fixed income characteristics;
    provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases; and
    may be subject to redemption at the option of the issuer at a price established in the governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Borrowing

          The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements), provided that the amount borrowed cannot exceed 33 1/3% of the value of the Fund's net assets. The Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds. The Fund currently intends to borrow money only for temporary, extraordinary, or emergency purposes.

Lending Portfolio Securities

          The Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund's total assets to brokers or dealers, banks, or other institutional borrowers of securities as a means of earning income. In return, the Fund will receive collateral in cash or money market instruments. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent, and the Fund may also receive interest on the investment of collateral, or a fee from the borrower as compensation for the loan. The Fund may pay reasonable custodial and administrative fees in connection with the loan. The Fund will retain the right to call, upon notice, securities loaned. While there may be delays in recovery or even a risk of loss of collateral should the borrower fail financially, the Fund's investment advisor or its agent will review the credit worthiness of the entities to which such loans are made to evaluate those risks. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending.

Non-Diversification

          To the extent that a relatively high percentage of the Fund's assets are invested in the securities of a limited number of companies, the Fund's portfolio may be more susceptible to a single business, economic, political, or regulatory occurrence than the portfolio of a diversified mutual fund. While the Fund is "non-diversified," which means that it is permitted to invest its assets in a more limited number of companies than "diversified" mutual funds, the Fund intends to diversify its assets to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"). To qualify:

    not more than 25% of the total value of the Fund's assets may be invested in securities of any one issuer or of any two or more issuers controlled by the Fund, which, pursuant to the regulations under the Code, may be deemed to be engaged in the same, similar, or related trades or businesses, and with respect to 50% of the total value of the Fund's assets (i) not more than 5% of its total assets may be invested in the securities of any one issuer and (ii) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

These percentage limitations do not apply to investments in U.S. government securities or the securities of other regulated investment companies.

Concentration

          The Fund has adopted a fundamental investment policy which prohibits the Fund from investing more than 25% of its assets in the securities of companies in any one industry or related industries. For purposes of this policy, the Fund's investment advisor determines industry classifications in accordance with the SEC's Standard Industrial Classification (SIC) codes. While the Fund may be heavily invested in a single market sector like communications or life sciences, for example, it will not invest more than 25% of its assets in securities of companies in any one industry or subsector. Industries or subsectors include, among others, networking; database and data warehousing; software applications; semiconductors; voice-processing; telecommunications equipment; laser-based components; and wireless business lines. Life science industries or subsectors include research reagents, therapeutics, and genomics.

Temporary Strategies

          As described in the Prospectus under the heading "Implementation of Investment Objective," to retain the flexibility to respond promptly to changes in market and economic conditions, the Fund may hold cash and/or invest all or a portion of its assets in money market instruments. The money market instruments which the Fund may purchase are limited to:

          U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

          Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below), and other debt obligations) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

          Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

          Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

          Commercial Paper. Commercial paper rated within the two highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated at least Aaa by Moody's or AAA by S&P; and

          Money Market Funds. Securities issued by registered investment companies holding themselves out as money market funds which attempt to maintain a stable net asset value of $1.00 per share.

DIRECTORS AND OFFICERS

          Under the laws of the State of Minnesota, the Board of Directors of the Fund is responsible for managing the Fund's business and affairs.

          The directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information, are shown below. The directors and officers listed below have served as such since inception of the Fund on June 12, 1997, except as otherwise noted. Each director serves until the earlier of his resignation, removal, disqualification or death, or until his successor is duly elected and qualified. Officers are re-elected by the Board of Directors annually.

Name, Address, and Age	Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

LeRoy C. Kopp* 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 69	Chief Executive Officer, President and Director

Mr. Kopp is the Chairman, Chief Executive Officer and Chief Investment Officer of Kopp Investment Advisors, LLC ("Advisor"). He also serves as the sole Governor of Centennial Lakes Capital, LLC, the Fund's distributor ("Distributor"). He serves as Chairman/sole Governor and Chief Executive Officer of Kopp Holding Company and Kopp Holding Company, LLC. Prior to founding Kopp Investment Advisors in 1990, Mr. Kopp spent 30 years with Dain Bosworth Inc., a financial services company, where he was the Manager of the Edina, Minnesota, branch and a Senior Vice President. Mr. Kopp has received a number of business and community honors and awards, including Upper Midwest Entrepreneur of the Year for Emerging Companies. Mr. Kopp graduated with distinction with a B.B.A. degree from the University of Minnesota in 1956. Mr. Kopp served as Chief Financial Officer and Treasurer of the Fund from February 1998 to December 1998.

			1	None

Robert L. Stehlik 10313 Normandy Crest Eden Prairie, MN 55347 Age: 65	Director	Mr. Stehlik has been a Director of the Fund since September 8, 1997. Mr. Stehlik is retired. He served as the Senior Vice President of Peoples Bank of Commerce, which is based in Minneapolis, Minnesota, from September 1998 to September 2003. For four years prior to that, he served as the Senior Vice President of Richfield Bank & Trust Co., based in Richfield, Minnesota. Prior to that, he served in various capacities at First Bank (now U.S. Bank), based in Minneapolis, Minnesota, including Senior Vice President.	1	None

Thomas R. Stuart 3400 Technology Drive Minneapolis, MN 55418 Age: 59	Director	Mr. Stuart has been a Director of the Fund since September 8, 1997. Since May 1988, Mr. Stuart has served as Chairman and Chief Executive Officer of the Bureau of Engraving, Inc., a manufacturer of interconnect devices and a provider of commercial printing and distance education services based in Minneapolis, Minnesota.	1	None

Kathleen S. Tillotson 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 47	Executive Vice President and Secretary

Ms. Tillotson joined Advisor in March 1996 as Vice President and General Counsel, and was named Executive Vice President in June 2003. Since January 1, 2000, she has also been the Secretary of Advisor. She serves as Vice President, General Counsel and Secretary of the Distributor. She also serves as Executive Vice President, General Counsel and Secretary of Kopp Holding Company and Kopp Holding Company, LLC. From June 1998 through December 1999, she served as the Assistant Secretary of the Distributor. In 1981, Ms. Tillotson graduated from Tulane University School of Law magna cum laude. Before joining Advisor in 1996, Ms. Tillotson practiced law as an associate and principal with law firms in Boston and Minneapolis.

			N/A	N/A

John P. Flakne 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 38	Chief Financial Officer and Treasurer

Mr. Flakne joined Advisor in December 1998 as Controller. On January 1, 2000, he became Advisor's Chief Financial Officer and the Chief Executive Officer and Chief Financial Officer of the Distributor. In June 2003, he was named Executive Vice President of Advisor. In 1989, Mr. Flakne graduated from the University of Minnesota with a B.S.B. in Accounting. Mr. Flakne is a CPA. Before joining Advisor in 1998, Mr. Flakne held finance and accounting positions in Minnesota with Coopers & Lybrand L.L.P. (1989 to 1994), Carlson Companies, Inc. (1995 to 1997), Bertram, Vallez, Kaplan & Talbot, Ltd (1997 to 1998), and Caterpillar Paving Products Inc., a division of Caterpillar Inc. (1998). Mr. Flakne has served as Chief Financial Officer and Treasurer of the Fund since December 1998.

			N/A	N/A

Gregory S. Kulka 7701 France Avenue South Suite 500 Edina, MN 55435 Age: 48	First Vice President	Mr. Kulka joined Advisor in 1991 as First Vice President-Marketing, and was named Executive Vice President-Marketing in June 2003. He also serves as Vice President of Marketing for the Distributor.	N/A	N/A
______________ * Mr. Kopp is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, because of his position with and control over Advisor.

          As of December 31, 2003, officers and directors of the Fund beneficially owned none of the shares of the Fund's then outstanding Class A or Class C shares and 77.72% of the Fund's then outstanding Class I shares (9.87% of which was owned through Advisor's profit sharing plan). This amount represented 11.23% of the Fund's total outstanding shares, 1.43% of which was owned through Advisor's profit sharing plan.

          The following table sets forth the dollar range of Fund shares beneficially owned by each director as of December 31, 2003, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

Dollar Range of Equity Securities Beneficially Owned
Name of Director	Class A	Class C	Class I
LeRoy C. Kopp(1)	None	None	over $100,000(2)
Robert L. Stehlik	None	None	over $100,000
Thomas R. Stuart	None	None	over $100,000

(1) An "interested person" as defined in the 1940 Act.
(2) $8,409,121 of this amount was held through Advisor's profit sharing plan.

Board Committees

          The Board of Directors has one standing committee - an Audit Committee. Pursuant to its charter, the Audit Committee oversees the Fund's accounting and financial policies; oversees the quality, objectivity and integrity of the Fund's financial statements and the independent audit thereof; and is responsible for the appointment, compensation and oversight of the Fund's independent auditor. During the fiscal year ended September 30, 2003, the Audit Committee met once. The Fund's two disinterested directors, Mr. Stehlik and Mr. Stuart, form the Audit Committee.

          The Board of Directors has also established a Valuation Committee of Advisor, which is not a committee of the Board. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board. The Valuation Committee meets as necessary and is comprised of Kathleen Tillotson, Executive Vice President, Secretary and General Counsel of Advisor, and Steven Crowley, Executive Vice President and Senior Portfolio Manager of Advisor.

Board Compensation

          Directors and officers of the Fund who are also officers, directors, or employees of Advisor do not receive any remuneration from the Fund for serving as directors or officers. Accordingly, none of Mr. Kopp, Ms. Tillotson, Mr. Flakne and Mr. Kulka receives any remuneration from the Fund for their services as directors and/or officers. However, Mr. Stehlik and Mr. Stuart received the following fees in 2003 for their services as independent directors of the Fund:
Name of Director	Aggregate Compensation from the Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Paid to Directors
Robert L. Stehlik	$15,000	$0	$0	$15,000
Thomas R. Stuart	$15,000	$0	$0	$15,000

__________

(1) Each director who is not deemed an "interested person" of the Fund, as defined in the 1940 Act, receives $3,500 for each Board of Directors meeting attended by such person, a $1,000 per fiscal year stipend if all such meetings are attended, and reimbursement of reasonable expenses incurred in connection therewith. The Board held four meetings during fiscal 2003 and both of the disinterested directors attended all four meetings. Disinterested directors may elect to receive their compensation in the form of cash, shares of the Fund, or both.

PRINCIPAL SHAREHOLDERS

          As of December 31, 2003, the following persons owned of record or are known by the Fund to own beneficially 5% or more of a class of the Fund's outstanding shares:

Name and Address	Number of Shares			Percentage of Class			Percentage of Fund
	Class A	Class C	Class I	Class A	Class C	Class I
LeRoy C. Kopp 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	2,269,240.897	N/A	N/A	27.64%	3.99%

Kopp Holding Company 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	2,065,680.699	N/A	N/A	25.16%	3.64%

Muggs & Co. FBO Kopp Holding Company Profit Sharing Plan c/o U.S. Bank, N.A. P.O. Box 1787 Milwaukee, WI 53201-1787	N/A	N/A	810,127.226	N/A	N/A	9.87%	1.43%

Kopp Family Foundation 7701 France Avenue South, Ste 500 Edina, MN 55435	N/A	N/A	702,693.929	N/A	N/A	8.56%	1.24%

Wells Fargo Bank MN NA Custodian FBO Littfin Lumber Company 401K Profit Sharing Plan P.O. Box 1533 Minneapolis, MN 55480-1533	N/A	N/A	642,897.086	N/A	N/A	7.83%	1.13%

Charles Schwab & Co. Inc. Attn. Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	2,778,307.243	N/A	N/A	6.15%	N/A	N/A	4.89%

          LeRoy C. Kopp owns Kopp Holding Company and has investment power over the shares owned by the Kopp Family Foundation. Based on the foregoing, as of December 31, 2003, LeRoy C. Kopp owned a controlling interest in the Fund's Class I shares; however, no person owned a controlling interest in the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

INVESTMENT ADVISOR

          Kopp Investment Advisors, LLC ("Advisor") is the investment advisor to the Fund. Advisor and Centennial Lakes Capital, LLC ("Distributor") are wholly-owned subsidiaries of Kopp Holding Company, LLC, which is controlled by LeRoy C. Kopp, the Chairman, Chief Executive Officer and Chief Investment Officer of Advisor. Kathleen S. Tillotson is the Executive Vice President, Secretary and General Counsel of Advisor, John P. Flakne is the Executive Vice President, Chief Financial Officer and Treasurer of Advisor, and Gregory S. Kulka is the Executive Vice President-Marketing of Advisor. Ms. Tillotson is also the Vice President, General Counsel and Secretary of the Distributor, Mr. Flakne is the Chief Executive Officer and Chief Financial Officer of the Distributor, and Mr. Kulka is the Vice President of the Distributor.

          Kopp Holding Company, LLC was formed in 2003 in connection with the restructuring of the interests of Kopp Holding Company. As part of this restructuring, on September 30, 2003, Advisor and Distributor became limited liability companies through corporate reorganizations.

          The investment advisory agreement between the Fund and Advisor dated as of October 1, 1997, as amended August 13, 2001 and September 30, 2003 ("Advisory Agreement"), had an initial term of two years and is now required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was most recently approved on August 11, 2003 by the full Board of Directors, including a majority of the disinterested directors. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by Advisor, and will terminate automatically in the event of its assignment.

          When the Board of Directors reviewed the Advisory Agreement on August 11, 2003, the Board was provided with materials relating to, and considered and evaluated, the following: (i) the terms and conditions of the agreement, including the nature, extent, and quality of the services provided to the Fund by Advisor, and the structure and rates of the investment advisory fees charged for those services; (ii) a comparison of the Fund's fees and expenses in relation to various industry averages; and (iii) the directors' legal duties in considering the continuation and approval of the agreement. On the basis of its review and the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of the Fund's shareholders.

          Under the terms of the Advisory Agreement, Advisor manages the Fund's investments and business affairs, subject to the supervision of the Board of Directors. At its expense, Advisor provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays Advisor an annual management fee of 1.00% of the Fund's average daily net assets attributable to each class of shares. The advisory fee is accrued daily and paid monthly.

          Advisor may from time to time voluntarily (but is not required or obligated to) waive all or a portion of its fee and/or reimburse all or a portion of class operating expenses. Advisor may recover previously waived management fees.

          Advisor received the following management fees from the Fund for the periods indicated:

	Fiscal Year Ended September 30,
	2003	2002	2001
Class A	$3,089,883	$4,297,452	$7,239,868
Class C	$ 191,669	$ 243,147	$ 354,827
Class I	$ 509,757	$ 612,132	$1,101,811

PROXY VOTING POLICIES

          The Board of Directors has adopted proxy voting policies and procedures that delegate the authority to vote proxies to Advisor, subject to the supervision of the Board. The Fund's proxy voting policies and procedures provide that, in the event of a conflict between the interests of Advisor and the Fund with regard to a proxy vote, the Board has delegated its authority to the disinterested directors and the proxy voting direction in such a case shall be determined by a majority of the disinterested directors.

          Advisor's proxy voting policies and procedures generally provide that Advisor will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote all proxies in the best interest of the shareholders. Advisor has adopted proxy voting guidelines that may be employed when considering how to vote proxies. In situations where Advisor's interests conflict, or appear to conflict, with Fund or other client interests, Advisor will take one of the following steps to resolve the conflict:

  Vote the securities based on a pre-determined voting guideline if the application of the guideline to the matter presented involves little or no discretion on Advisor's part;
  Vote the securities based upon the recommendation of an independent third party, such as a proxy voting service;
  Refer the proxy to the client or to a fiduciary of the client for voting purposes;
  Suggest that the client engage another party to determine how the proxy should be voted; or
  Disclose the conflict to the client or, with respect to the Fund, the Fund's Board of Directors (or its delegate) and obtain the client's or Board's discretion to vote the proxies.

FUND TRANSACTIONS AND BROKERAGE

          Under the Advisory Agreement, Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

          In executing transactions on behalf of the Fund, Advisor has no obligation to deal with any particular broker or dealer. Rather, Advisor seeks to obtain the best qualitative execution. The best net price is an important factor, but Advisor also considers the full range and quality of a broker's services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

          Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

    furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;
    furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and
    effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

          In selecting brokers, Advisor considers investment and market information and other research, such as economic, securities, and market research provided by such brokers and the quality and reliability of brokerage services, including execution capability and financial responsibility. Accordingly, the charge by any such broker may be greater than the amount another firm might impose if Advisor determines in good faith that the amount of such charge is reasonable in relation to the value of the research information and brokerage services provided by such broker. Advisor believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Any such higher charge will not, however, be paid by the Fund unless:

    Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Advisor's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion;
    such payment is made in compliance with applicable state and federal laws; and
    in the opinion of Advisor, the total charges to the Fund are reasonable in relation to the benefits to the Fund over the long term.

          Advisor places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by Advisor in servicing all of its accounts; that is, not all of such services may be used by Advisor in connection with the Fund. Advisor believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. Advisor believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis.

          Since January 1, 2000, Advisor has allocated to the Fund all securities purchased in initial public offerings in which Advisor's clients have the opportunity to participate. Advisor believes that through this policy, the greatest number of its clients, direct and indirect, will benefit. Of course, no assurance can be made that any such allocations to the Fund will be profitable to Fund shareholders. Advisor expects that, at the present rate of such allocations, such allocations will not have a material effect on the Fund's performance. Advisor generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. Other than as described above, there can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other advisory accounts, certain factors considered by Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

          The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended September 30, 2003, 2002 and 2001 was $1,213,030, $64,171 and $14,794. The significant increase in commissions paid in fiscal 2003 is attributable to NASDAQ's implementation of disclosure of explicit commissions on NASDAQ OTC institutional trades. The disclosure of commissions may improve the transparency of the market and may reduce trading costs by facilitating the evaluation of order execution. The Fund did not pay any commissions to affiliated broker-dealers during fiscal 2003, 2002 or 2001 and the Fund did not acquire securities of any of its regular brokers or dealers or their parents during fiscal 2003. During fiscal 2003, the Fund did not pay brokerage commissions with respect to transactions for which research services were provided, and neither the Fund nor Advisor had any agreement or understanding with any broker or dealer to direct Fund brokerage to such broker or dealer because of research services provided to the Fund. Advisor has a soft dollar arrangement with one of its regular brokers pursuant to which soft dollars may be used to reimburse brokers for research provided to all clients of Advisor, including the Fund. Soft dollars are not accrued from Fund trades.

          The Fund's portfolio turnover rate was 26.9% during fiscal 2003 and 17.4% during fiscal 2002. The portfolio turnover rate indicates changes in the Fund's securities holdings. Generally, if all the securities in the Fund at the beginning of a period are replaced by the end of the period, the turnover rate would be 100%.

          The Fund, Advisor and Distributor have, collectively, adopted a Code of Ethics, as required by Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel of Advisor and Distributor to invest in securities for their own accounts, including securities held or to be purchased by the Fund. Under the Code, all personnel are subject to various restrictions on their personal trading. The Code of Ethics is on public file with, and available from, the SEC.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

          As custodian of the Fund's assets, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments, if any, and performs other duties, all as directed by the officers of the Fund. The Fund has a $50,000,000 secured line of credit with U.S. Bank. Any borrowings under the line would be for liquidity purposes only. The Fund has not drawn from the line of credit. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund ("Transfer Agent").

ADMINISTRATOR AND FUND ACCOUNTANT

          The Transfer Agent also provides administrative and fund accounting services to the Fund pursuant to separate administration and fund accounting agreements dated as of October 1, 1997, as amended ("Administration Agreement" and "Fund Accounting Agreement," respectively). Under these Agreements, the Transfer Agent:

  calculates the daily net asset value of each class of shares;
  prepares and files all federal and state tax returns;
  oversees the Fund's insurance relationships;
  participates in the preparation of registration statements, proxy statements, and reports;
  prepares compliance filings relating to the registration of the Fund's shares pursuant to state securities laws;
  monitors the Fund's compliance with federal securities laws;
  prepares financial statements for annual and semi-annual reports;
  monitors the Fund's expense accruals and performs securities valuations;
  monitors the Fund's status as a regulated investment company under the Code;
  monitors compliance with the Fund's investment policies; and
  generally assists in the Fund's administrative operations.

          For the foregoing services, the Transfer Agent receives from the Fund the following fees, computed daily and payable monthly based on the average net assets per class of shares:

    pursuant to the Administration Agreement, the Transfer Agent receives a fee at the annual rate of 0.07 of 1% on the first $200 million, 0.05 of 1% on the next $400 million, and 0.03 of 1% on average net assets in excess of $600 million, subject to an annual minimum of $70,000 (for all classes of shares), plus out-of-pocket expenses; and
    pursuant to the Fund Accounting Agreement, the Transfer Agent receives a fee of $45,000 on the first $100 million, 1.875 of 1% on the next $200 million, and 1.125 of 1% on average net assets in excess of $300 million, plus out-of-pocket expenses.

          For the fiscal years ended September 30, 2003, 2002 and 2001, the Transfer Agent received $220,668, $322,071 and $495,058, respectively, for its services under the Administration Agreement and $86,289, $103,023 and $154,602, respectively, for its services under the Fund Accounting Agreement.

ANTI-MONEY LAUNDERING PROGRAM

          The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

          Procedures to implement the Program include, but are not limited to, determining that the Fund's Transfer Agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and undertake a complete and thorough review of all new account applications.

          Pursuant to the USA PATRIOT Act and the Program, the Fund may be required to "freeze" the account of a shareholder or take other action if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

DISTRIBUTOR

          Under a distribution agreement dated as of October 1, 1997, as amended as of August 13, 2001 and September 30, 2003 ("Distribution Agreement"), Centennial Lakes Capital, LLC ("Distributor") acts as principal distributor of the Fund's shares. The Distributor's principal business address is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. The Distributor is controlled by Kopp Holding Company, LLC, which in turn is controlled by LeRoy C. Kopp. Mr. Kopp also indirectly controls Advisor. Accordingly, the Distributor and Advisor are affiliated entities. Distributor became a limited liability company on September 30, 2003.

          The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares, which shares are offered for sale continuously at (i) net asset value per share plus a maximum initial sales charge of 3.50% of the offering price, in the case of Class A shares, and (ii) net asset value per share without the imposition of a front-end sales charge, in the case of Class C and Class I shares. Investments in Class A shares above $1 million are not assessed an initial sales charge. However, the Distributor may impose a contingent deferred sales charge ("CDSC") of up to 1% on such shares redeemed within 24 months of purchase. The Distributor may also impose a CDSC of up to 1% on Class C shares redeemed within 12 months of purchase. In addition, redemptions of Class A and Class C shares made within 30 days of purchase may be charged a redemption fee of 2%. Redemptions of Class I shares made within 24 months of purchase may be charged a redemption fee of 2%. Any sales charges assessed become the property of the Distributor; redemption fees are the property of the Fund.

          The Fund does not currently have any arrangements that result in breakpoints in, or the elimination of, sales charges or redemption fees for directors and/or other affiliated persons of the Fund, although the Fund has historically waived the initial minimum investment requirements for such persons with respect to their purchases of Class I shares. Certain waivers and/or reductions of sales charges and redemption fees are, however, available to other persons and institutions, as described in the Prospectus under the heading "Your Account."

          With respect to Class A shares, the Distributor may pay a portion of the applicable initial sales charge due upon the purchase of such shares to the broker-dealer, if any, involved in the trade, as follows:

Dollar Amount of Shares Purchased	Initial Sales Charge(1)	Portion of Initial Sales Charge Paid to Broker-Dealer(1)(2)
Up to $99,999	3.50%	3.00%
$100,000 - $249,999	3.00%	2.55%
$250,000 - $499,999	2.00%	1.70%
$500,000 - $999,999	1.00%	0.85%
$1,000,000 - $4,999,999	None	None(3)

_____________________

(1) Reflected as a percentage of the offering price of Class A shares. The offering price is the sum of the net asset value per share plus the initial sales charge indicated in the table ("Offering Price").

(2) At the discretion of the Distributor, all sales charges may at times be paid to the broker-dealer, if any, involved in the trade. A broker-dealer paid all or substantially all of the sales charge may be deemed an "underwriter" under the 1933 Act.

(3) The Distributor may, in its discretion and out of its own assets, pay a commission of up to 1% to broker-dealers who initiate and are responsible for purchases of Class A shares between $1,000,000 - $4,999,999. The Distributor may also pay a commission of up to 1% to broker-dealers who initiate and are responsible for purchases of Class C shares.

          Pursuant to the terms of the Distribution Agreement, the Distributor bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares. Certain of these expenses may be reimbursed pursuant to the terms of the Rule 12b-1 distribution and shareholder servicing plan discussed below. As of September 30, 2003, there were $738,284 of unreimbursed distribution and shareholder servicing fees accumulated. Upon termination of the 12b-1 plan, the Fund is not contractually obligated to pay these excess fees to the Distributor. As such, this amount has not been recorded as a liability of the Fund.

          As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of (i) the initial sales charge from purchases of Class A shares; (ii) the CDSC from redemptions of Class A and Class C shares, if applicable; and (iii) the Rule 12b-1 fees payable with respect to the Class A and Class C shares (as described under "Distribution and Shareholder Servicing Plan," below). For the fiscal years ended September 30, 2003, 2002 and 2001, the aggregate dollar amount of initial sales charges imposed on purchases of Class A shares was $876,047, $1,158,544 and $905,541; the aggregate dollar amount of CDSCs imposed on redemptions of Class A or Class C shares was $8,191, $24,802 and $73,108; and the aggregate dollar amount of Rule 12b-1 fees payable with respect to Class A or Class C shares was $1,273,123, $1,747,198 and $2,888,770. Of these amounts, the Distributor retained $172,123, $240,506 and $741,613 from Class A sales charges; $8,191, $24,802 and $73,108 from Class A and/or Class C CDSCs; and $133,859, $200,518 and $524,880 from Class A and Class C 12b-1 fees.

          The following table provides information with respect to all compensation received by the Distributor from the Fund during the fiscal year ended September 30, 2003:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation(1)
Centennial Lakes Capital, LLC	$172,123	$8,191	$0	$133,859

_____________
(1) This compensation relates to payments to the Distributor under the Rule 12b-1 Plan discussed below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

Description of Plan

          With respect to each class of shares, the Fund has adopted a Rule 12b-1 plan under the 1940 Act ("Plan") pursuant to which certain distribution and shareholder servicing fees may be paid to the Distributor. Under the terms of the Plan, the Class A and Class I shares may be required to pay the Distributor (i) a distribution fee for the promotion and distribution of shares of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis) and (ii) a shareholder servicing fee for personal service provided to shareholders of up to 0.25% of the average daily net assets of the Fund attributable to each class (computed on an annual basis). Payments under the Plan with respect to Class A shares are currently limited to 0.35%, which represents a 0.10% distribution fee and a 0.25% shareholder servicing fee; the Fund currently has no intention of paying any Rule 12b-1 fees in connection with the Class I shares. The Plan also provides that the Class C shares may be required to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to such class (computed on an annualized basis) and (ii) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund attributable to such class (computed on an annual basis). The Fund currently intends to make payments under the Plan with respect to the Class C shares to the maximum extent allowable under such Plan. The Distributor is authorized, in turn, to pay all or a portion of these fees to any registered securities dealer, financial institution or other person ("Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement ("Rule 12b-1 Related Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of Fund shares, or for any of its shareholder servicing expenses. In addition, the Advisor and Distributor may from time to time (but are not obligated to) make payments from their own resources to compensate others, including financial intermediaries with whom the Distributor or Advisor has entered into written agreements, for, among other things, performing shareholder servicing, and related administrative functions. The Distributor or Advisor will determine the amount to be paid to such entities, including financial intermediaries and broker-dealers, provided that such amounts will not increase the amount that the Fund is allowed to pay under the Plan if reimbursement is sought under Rule 12b-1.

          The Plan is a "reimbursement" plan, which means that the fees paid by the Fund under the Plan are intended to reimburse the Distributor for services rendered and commission fees borne up to the maximum allowable distribution and shareholder servicing fees. If the Distributor is due more money for its services rendered and commission fees borne than are immediately payable because of the expense limitation under the Plan, the unpaid amount is carried forward from period to period while the Plan is in effect until such time as it may be paid. No interest, carrying, or other finance charges will be borne by the Fund with respect to unpaid amounts carried forward. If the Plan is terminated before the Distributor can be fully reimbursed, the Fund is not contractually obligated to pay these costs, although the Board of Directors of the Fund could approve this payment to the Distributor.

          Payment of the distribution and servicing fees is to be made quarterly after the Distributor forwards to the Board of Directors of the Fund a written report of all amounts expensed pursuant to the Plan; provided, however, that the aggregate payments by the Fund under the Plan to the Distributor and all Recipients currently may not exceed 0.35% (on an annualized basis) with respect to the Class A and 1.00% (on an annualized basis) with respect to the Class C shares, of the average daily net assets of the Fund attributable to each such class of shares for that quarter.

          Payments under the Plan are to reimburse the Distributor for expenses incurred in connection with (i) the promotion and distribution of the Fund's Class A, Class I and Class C shares and (ii) the provision of personal services to the shareholders of each class. These expenses may include, but are not limited to, printing and mailing prospectuses and financial reports to other than current shareholders; preparing, printing and distributing advertising material and sales literature; and compensation of broker-dealers.

          From time to time, the Distributor may engage in activities that jointly promote the sale of shares of one or more classes of shares, the cost of which may not be readily identifiable as related to any one class. Generally, the distribution expenses attributable to such joint distribution activities will be allocated among each class of shares on the basis of its respective net assets, although the Board of Directors may allocate such expenses in any other manner it deems fair and equitable.

          The Plan, including a form of the Rule 12b-1 Related Agreement, has been unanimously approved by the Board of Directors, including all of the members of the Board who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 Related Agreements ("Disinterested Directors") voting separately.

          The Plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 Related Agreement, as applicable. In addition, the Plan, and any Rule 12b-1 Related Agreement, may be terminated with respect to any class at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Rule 12b-1 Related Agreement only).

Amounts Expensed Under the Plan

          For the fiscal year ended September 30, 2003, the Fund paid out $1,273,123 under the Plan. Of this amount, $42,980 was spent on advertising, $11,880 was spent on printing and mailing prospectuses to other than current shareholders and $1,218,264 was spent on compensation to broker-dealers. The Distributor retained $133,859 of the amounts expensed under the Plan in fiscal 2003. In fiscal 2003, the Distributor also recouped $0 of unreimbursed expenses which were incurred in prior years.

          As of September 30, 2003, unreimbursed expenses which were incurred by the Distributor under the Plan and which have been carried forward to fiscal 2004 amount to $738,284 (or 0.16% of the net assets attributable to the Fund's Class A and Class C shares as of September 30, 2003).

Interests of Certain Persons

          Advisor, in its capacity as the Fund's investment advisor, has an indirect financial interest in the Plan, and the Distributor, in its capacity as principal distributor of Fund shares, has a direct financial interest in the Plan. LeRoy C. Kopp has an indirect interest in the Plan through his control of Advisor and the Distributor. No other "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in either the Plan or any Rule 12b-1 Related Agreement.

Anticipated Benefits to the Fund

          The Board of Directors considered various factors in connection with its decision to approve and continue the Plan, including:

    the nature and causes of the circumstances which make implementation and continuation of the Plan necessary and appropriate;
    the way in which the Plan addresses those circumstances, including the nature and amount of expenditures;
    the nature of the anticipated benefits;
    the merits of possible alternative plans or pricing structures;
    the relationship of the Plan to other distribution efforts of the Fund, including the sales charge on Class A shares; and
    the possible benefits of the Plan to any other person relative to those of the Fund.

          Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a Rule 12b-1 plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of Rule 12b-1 fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would, of course, benefit such shareholders. Finally, the Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

          While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding annually whether to continue the Plan.

PURCHASE, EXCHANGE AND PRICING OF SHARES

Purchase of Shares

          The Fund offers three classes of shares: Class A, Class C and Class I. As discussed above under the heading "Distributor," the Class A shares are offered and sold subject to an initial sales charge (with certain exceptions), while the Class C and Class I shares are offered and sold without being subject to an initial sales charge. In addition, a CDSC may be charged on certain redemptions of Class A and Class C shares and a redemption fee may be charged on certain redemptions of all shares. Please see "Your Account" in the Prospectus for more information.

          As noted above, Class A shares may be purchased without the imposition of an initial sales charge under certain circumstances. In addition, the initial sales charge may be reduced if multiple purchases of Class A shares are combined. You may combine purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule by participating in either the Fund's Right of Accumulation ("ROA") program or by executing a Letter of Intent ("LOI").

    Right of Accumulation. The ROA allows you to purchase Class A shares at the sales charge applicable to the sum of (i) the dollar amount then being purchased, plus (ii) the higher of either (a) the current market value (calculated at the applicable Offering Price) or (b) the actual purchase price of all Fund shares already held by you, your spouse, and your minor children or you and members of a "qualified group." A "qualified group" is one that was formed at least one year prior to the ROA purchase, has a purpose other than buying Fund shares at a discount, has more than ten members, can arrange meetings between the Distributor and group members, agrees to include Fund literature in mailings to its members, agrees to arrange for payroll deductions or other bulk transmissions of investments to the Fund, and meets other uniform criteria that allow the Distributor to achieve cost savings in distributing shares of the Fund. To receive the ROA, at the time of purchase, you must give your investment professional, the Distributor, or the Transfer Agent sufficient information to determine whether the purchase will qualify for a reduced sales charge.
    Letter of Intent. You may also qualify for a reduced sales charge on the purchase of Class A shares by completing the LOI section of the account application. By completing the LOI, you express an intention to invest during the next 13-month period a specified amount (minimum of at least $100,000) which, if made at one time, would qualify for a reduced sales charge. Any shares you own on the date you execute the LOI may be used as a credit toward the completion of the LOI. However, the reduced sales charge will only apply to new purchases. Any redemptions made during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been satisfied. If, at the end of the 13-month period covered by the LOI, the total amount of purchases (less redemptions) does not equal the amount indicated, you will be required to pay the difference between the sales charge paid at the reduced rate and the sales charge applicable to the purchases actually made. Shares equal to 5% of the amount specified in the LOI will be held in escrow during the 13-month period and are subject to involuntary redemption to assure any payment of a higher applicable sales charge. By signing the purchase application and checking the box labeled "Letter of Intent," you grant to the Distributor a security interest in the reserved shares and appoint the Distributor as attorney-in-fact to sell any or all of the reserved shares to cover any additional sales charges if you do not fulfill your undertaking. Signing an LOI does not bind you to purchase the full amount indicated, but you must complete the intended purchase in accordance with the terms of the LOI to obtain the reduced sales charge. For more information on the LOI, please contact your investment professional, the Distributor, or the Transfer Agent. You may reach the Distributor or the Transfer Agent by calling 1-888-533-KOPP.

          The Fund also offers an Automatic Investment Plan ("AIP"), which is a method of using dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels. A program of regular investment cannot ensure a profit or protect against a loss from declining markets.

          The AIP allows you to make regular, systematic investments in Class A or Class C shares of the Fund from your bank checking account. The minimum initial investment for investors using the AIP is $3,000. If you elect this option, all dividends and capital gains distributions will be automatically reinvested in Fund shares. With respect to Class A shares, the sales charge on future purchases may be reduced by using the Fund's ROA or LOI. To establish the AIP, complete the appropriate section in the account application. Under certain circumstances (such as discontinuation of the AIP before the minimum initial investment is reached), the Fund reserves the right to close your account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give you written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. Your account may be closed in periods of declining share prices.

          Under the AIP, you may choose to make investments on certain days of each month (at least seven days apart) in amounts of $50 or more. There is no service fee charged by the Fund for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking account. You can set up the AIP with most financial institutions.

          If you purchase (or redeem) shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with Advisor and/or the Distributor, amounts to financial intermediaries that provide transfer agency and/or other administrative services to their customers. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. You will not be charged for such fees if you purchase (or redeem) your Fund shares directly from the Fund without the intervention of a financial intermediary.

Exchange of Shares

          You may exchange Class A or Class C shares for Class I shares at any time so long as the Class I minimum initial investment requirement is met. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable) next determined after receipt of instructions for exchange; the price of the shares being purchased will be the net asset value next determined after receipt of instructions for exchange.

          You may also exchange shares of the Fund for shares of the First American Prime Obligations Fund, a no-load money market fund managed by an affiliate of the Transfer Agent. The First American Prime Obligations Fund is unrelated to the Fund. This exchange privilege allows you to buy shares in a money market fund in order to respond to changes in your goals or market conditions. The value of the shares to be exchanged will be the net asset value (less the CDSC, if applicable, with respect to Class A or Class C shares or the redemption fee, if applicable, with respect to all shares) next determined after receipt of instructions for exchange; the price of the shares being purchased will be at net asset value. Before exchanging into the First American Prime Obligations Fund, please read the applicable prospectus, which may be obtained by calling 1-888-533-KOPP, and open an account in the First American Prime Obligations Fund.

          The Fund reserves the right to modify or terminate the exchange privilege at any time. Call the Transfer Agent at 1-888-533-KOPP to request instructions for an exchange. An exchange is not a tax-free transaction and may be subject to redemption fees.

Pricing of Shares

          The Class A shares of the Fund are offered to the public at the Offering Price, which is the sum of the net asset value per share (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) and the applicable initial sales charge. The Class C and Class I shares of the Fund are offered to the public at their net asset value (next computed after the time the purchase application and funds are received in proper order by the Transfer Agent) without any initial sales charge.

          As previously noted, the initial sales charge may be waived for certain individuals and institutions due to anticipated economies of scale in sales efforts and expense. For more information, please see "Your Account-Class A Front-End Sales Charge Waivers and Reductions" in the Prospectus.

          The net asset value per share for each class is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for the purchase of shares and requests for the redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share for each class of shares is calculated by taking the market value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding in that class. The result, rounded to the nearest cent, is the net asset value per share.

          In determining net asset value, income and expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities traded primarily on a national securities exchange are valued at the last sales price. For securities traded on NASDAQ, the Fund utilizes the NASDAQ Official Closing Price which compares the last trade to the bid/ask price of a security. If the last trade is below the bid, the bid will be the closing price. Securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund or its delegate. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments held by the Fund will be valued on an amortized cost basis.

REDEMPTIONS IN KIND

          The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000, or (ii) 1% of the net asset value of the class of shares of the Fund being redeemed, valued at the beginning of the election period. The Fund intends to also pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interest of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

TAXATION OF THE FUND

          The Fund intends to qualify annually for treatment as a "regulated investment company" under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. What this means for shareholders of the Fund is that the cost of investing in the Fund would increase. Under these circumstances, it would be more economical for shareholders to invest directly in securities held by the Fund, rather than invest indirectly in such securities through the Fund.

          For federal income tax purposes, distributions from the Fund's investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, except to the extent any of the dividends are "qualified dividend income" eligible for the reduced rate of tax on net long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, "qualified dividend income" received by noncorporate shareholders generally will be taxed at the same rate as net long-term capital gains. Currently, this maximum rate is set at 15%. Absent further legislation, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2008.

          Generally, "qualified dividend income" includes dividends received during the taxable year from certain domestic corporations and "qualified foreign corporations." Passive foreign investment corporations, foreign personal holding companies, foreign investment companies, and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations. The portion of dividends that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund. If the Fund has income of which more than 95% was qualified dividends, all of the Fund's distributions attributable to dividends will be eligible for the lower rates on qualified dividends. Certain holding period requirements also must be satisfied to obtain qualified dividend treatment.

          Distributions that are net of "qualified dividend income" under the Internal Revenue Code, interest income, other types of ordinary income, and net short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

          This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, local or foreign tax considerations applicable to you. You are urged to consult your own tax advisor.

PERFORMANCE INFORMATION

          The Fund's historical performance or return (before and after taxes) may be shown in the form of various performance figures, including average annual total return, total return, and cumulative total return. The Fund's performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting the Fund's performance include general market conditions, operating expenses, investment management, and the imposition of sales charges. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Total Return

          Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a class of shares over a specified period of time, assuming the reinvestment of all dividends and distributions. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and therefore represent the aggregate percentage or dollar value change over the period.

          The average annual total return of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
P(1+T)[n] = ERV
P	=	a hypothetical initial payment of $1,000.
T	=	average annual total return.
n	=	number of years.
ERV	=	ending redeemable value at the end of the stated periods of a hypothetical $1,000 payment made at the beginning of the stated periods.

          Performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. With respect to the Class A shares, this calculation reflects the deduction of the maximum 3.50% initial sales charge. In addition, the calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the applicable class of shares on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

          The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return after taxes on distributions shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss realized by the investor upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

          The average annual total return (after taxes on distributions) of each class of shares of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)n = ATVD
P	=	a hypothetical initial investment of $1,000.
T	=	average annual total return (after taxes on distributions).
n	=	number of years.
ATVD	=	ending value at the end of the stated periods of a hypothetical $1,000 investment made at the beginning of the stated periods, after taxes on Fund distributions but not after taxes on redemption.

          The average annual total return (after taxes on distributions and sale of Fund shares) of each class of shares of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:
P(1+T)n = ATVDR
P	=	a hypothetical initial investment of $1,000.
T	=	average annual total return (after taxes on distributions and redemption).
n	=	number of years.
ATVDR	=	ending value at the end of the stated periods of a hypothetical $1,000 investment made at the beginning of the stated periods, after taxes on Fund distributions and redemption.

          The Fund's average annual total return before and after taxes for various periods ended September 30, 2003 is shown in the table below.

Class A Shares (no load)
BEFORE TAXES	1 Year	5 Year	Life of Fund(1)
Average Annual Total Return	94.03%	11.16%	(0.23)%
AFTER TAXES ON DISTRIBUTIONS
Average Annual Total Return	94.03%	10.80%	(0.50)%
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
Average Annual Total Return	61.12%	10.02%	(0.01)%

(1)  From October 1, 1997 (commencement of operations).

Class A Shares (load)

BEFORE TAXES	1 Year	5 Year	Life of Fund(1)
Average Annual Total Return	87.24%	10.38%	(0.82)%
AFTER TAXES ON DISTRIBUTIONS
Average Annual Total Return	87.24%	10.02%	(1.09)%
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
Average Annual Total Return	56.71%	9.32%	(0.51)%

(1)  From October 1, 1997 (commencement of operations).

Class I Shares
BEFORE TAXES	1 Year	5 Year	Life of Fund(1)
Average Annual Total Return	94.78%	11.58%	0.17%
AFTER TAXES ON DISTRIBUTIONS
Average Annual Total Return	94.78%	11.22%	(0.10)%
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
Average Annual Total Return	61.61%	10.39%	0.33%

(1)  From October 1, 1997 (commencement of operations).

Class C Shares (no load)
BEFORE TAXES	1 Year	Life of Fund(1)
Average Annual Total Return	92.80%	3.73%
AFTER TAXES ON DISTRIBUTIONS
Average Annual Total Return	92.80%	3.36%
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
Average Annual Total Return	60.32%	3.48%

(1)  From February 19, 1999 (commencement of operations).

Class C Shares (load)
BEFORE TAXES	1 Year	Life of Fund(1)
Average Annual Total Return	91.80%	3.73%
AFTER TAXES ON DISTRIBUTIONS
Average Annual Total Return	91.80%	3.36%
AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
Average Annual Total Return	59.67%	3.48%

(1)  From February 19, 1999 (commencement of operations).

          Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Comparisons

          From time to time, in marketing and other Fund literature, the performance of one or more classes of shares may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges. Each class of shares of the Fund will be compared to Lipper's appropriate fund category; that is, by fund objective and portfolio holdings.

          The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

          Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

          The Fund may compare the performance of one or more classes of shares to a wide variety of indices and measures of inflation, including the Russell 2000 Index. There are differences and similarities between the investments that the Fund may purchase and the investments measured by these indices.

          The Fund's performance may also be discussed during television interviews of Advisor personnel conducted by news organizations to be broadcast in the United States and elsewhere.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Fund.

FINANCIAL STATEMENTS

          The following audited financial statements of the Fund are incorporated herein by reference to the Fund's 2003 Annual Report as filed with the SEC on December 3, 2003:
(a)	Report of Independent Auditors.

(b)	Schedule of Investments as of September 30, 2003.

(c)	Statement of Assets and Liabilities as of September 30, 2003.

(d)	Statement of Operations for the year ended September 30, 2003.

(e)	Statement of Changes in Net Assets for the years ended September 30, 2002 and 2003.

(f)

Financial Highlights for the five years ended September 30, 2003 for Class A and Class I shares and for the period ended September 30, 1999 and the four years ended September 30, 2003 for Class C shares.

(g)	Notes to the Financial Statements.

PART C

OTHER INFORMATION

Item 23. Exhibits

          See "Exhibit Index."

Item 24. Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 25. Indemnification

          Article VIII of Registrant's Articles of Incorporation provides as follows:

          (a) The Corporation shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the MBCA, as now enacted or hereafter amended.

          (b) A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of duty of loyalty to the Corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under MBCA Section 302A.559 or on the sale of unregistered securities or securities fraud under MBCA 80A.23; or (iv) liability for any transaction from which the director derived an improper personal benefit. If the MBCA is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the MBCA, as amended. Any repeal or modification of this Article VIII by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

          (c) Paragraphs (a) and (b) of this Article VIII are qualified by Section 17(h) of the 1940 Act which provides that neither the articles of incorporation nor the bylaws of any registered investment company may contain any provision which protects or purports to protect any director or officer of such company against any liability to the company or its security holders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26. Business and Other Connections of the Investment Advisor

          Besides serving as investment advisor to the Registrant and other private accounts, Advisor is not currently and has not during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature. Information regarding the business, profession, vocation, or employment of a substantial nature of Advisor's directors and officers is hereby incorporated by reference to the information contained under "Directors and Officers" in the Statement of Additional Information.

Item 27. Principal Underwriters

          (a) None.

          (b) The principal business address of Centennial Lakes Capital, LLC ("Centennial"), the Registrant's principal underwriter, is 7701 France Avenue South, Suite 500, Edina, Minnesota 55435. The following information relates to each director and officer of Centennial:

	Positions and Offices	Positions and Offices
Name	With Underwriter	With Registrant

LeRoy C. Kopp	Governor	Chief Executive Officer,
President and Director

John P. Flakne	Chief Executive Officer,	Chief Financial Officer
	Chief Financial Officer	and Treasurer

Kathleen S. Tillotson	Vice President, General Counsel	Executive Vice President
	and Secretary	and Secretary

Gregory S. Kulka	Vice President of Marketing	First Vice President

          (c) None.

Item 28. Location of Accounts and Records

          All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are in the possession of Kopp Investment Advisors, LLC, Registrant's investment advisor, at Registrant's corporate offices, except records held and maintained by U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 and U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to the former's function as custodian and the latter's function as transfer agent, administrator, and fund accountant.

Item 29. Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings.

          None.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Edina and State of Minnesota on the 15th day of January, 2004.

KOPP FUNDS, INC. (Registrant)

By:	/s/ LeRoy C. Kopp
LeRoy C. Kopp
Chief Executive Officer and President

          Each person whose signature appears below constitutes and appoints LeRoy C. Kopp his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ LeRoy C. Kopp	Chief Executive	January 15, 2004
LeRoy C. Kopp	Officer, President and Director
(principal executive officer)

Director
Robert L. Stehlik

/s/ Thomas R. Stuart	Director	January 16, 2004
Thomas R. Stuart

/s/ John P. Flakne	Chief Financial	January 15, 2004
John P. Flakne	Officer and Treasurer
(principal financial and
accounting officer)

EXHIBIT INDEX
Exhibit No.	Exhibit	Incorporated by Reference to	Filed Herewith

(a.1)	Registrant's Articles of Incorporation	Form N-1A filed June 20, 1997

(a.2)	Certificate of Amendment to Registrant's Articles of Incorporation (to create Class A and Class I shares)	Form N-1A filed September 16, 1997

(a.3)	Certificate of Designation to Registrant's Articles of Incorporation (to create Class C shares)	Form N-1A filed December 29, 1998

(b)	Registrant's By-Laws	Form N-1A filed June 20, 1997

(c)	None	N/A

(d.1)	Investment Advisory Agreement	Form N-1A filed September 16, 1997

(d.2)	Amendment to Investment Advisory Agreement	Form N-1A filed January 22, 2002

(d.3)	Second Amendment to the Investment Advisory Agreement (to reflect restructuring of advisor)		X

(e.1)	Amended and Restated Distribution Agreement	Form N-1A filed December 29, 1998

(e.2)	Amendment to Distribution Agreement	Form N-1A filed January 22, 2002

(e.3)	Second Amendment to the Amended and Restated Distribution Agreement (to reflect administrator's name change)		X

(e.4)	Third Amendment to the Amended and Restated Distribution Agreement (to reflect restructuring of distributor)		X

(e.5)	Form of Selected Dealer Agreement	Form N-1A filed September 16, 1997

(f)	None	N/A

(g)	(i) Custodian Agreement	Form N-1A filed September 16, 1997

	(ii) First Amendment to Custodian Agreement (to add Class C shares)	Form N-1A filed December 29, 1998

	(iii) Addendum to Custodian Agreement (to reflect custodian's name change)	Form N-1A filed December 29, 1998

	(iv) Form of Second Amendment to Custodian Agreement (to reflect custodian's name change)	Form N-1A filed January 22, 2002

(h.1)	(i) Transfer Agent Servicing Agreement	Form N-1A filed September 16, 1997

	(ii) First Amendment to Transfer Agent Servicing Agreement (relating to fee)	Form N-1A filed December 30, 1998

	(iii) Addendum to Transfer Agent Servicing Agreement (to add Class C shares)	Form N-1A filed December 30, 1998

	(iv) Second Amendment to Transfer Agent Servicing Agreement (relating to fee)	Form N-1A filed January 25, 2000

	(v) Third Amendment to Transfer Agent Servicing Agreement (relating to privacy policy)	Form N-1A filed January 22, 2002

	(vi) Form of Fourth Amendment to Transfer Agent Servicing Agreement (relating to transfer agent's name change)	Form N-1A filed January 22, 2002

	(vii) Fifth Amendment to Transfer Agent Servicing Agreement (relating to anti-money laundering procedures)		X

(h.2)	(i) Administration Agreement	Form N-1A filed September 16, 1997

	(ii) Addendum to Administration Agreement (to add Class C shares)	Form N-1A filed December 29, 1998

	(iii) First Amendment to Administration Agreement (relating to Code of Ethics)	Form N-1A filed January 22, 2002

	(iv) Form of Second Amendment to Administration Agreement (relating to administrator's name change)	Form N-1A filed January 22, 2002

(h.3)	(i) Fund Accounting Agreement	Form N-1A filed September 16, 1997

	(ii) Addendum to Fund Accounting Agreement (to add Class C shares)	Form N-1A filed December 29, 1998

	(iii) First Amendment to Fund Accounting Agreement (relating to fee)	Form N-1A filed January 25, 2000

	(iv) Form of Second Amendment to Fund Accounting Agreement (relating to fund accountant's name change)	Form N-1A filed January 22, 2002

(h.4)	(i) Fulfillment Servicing Agreement	Form N-1A filed September 16, 1997

	(ii) Addendum to Fulfillment Servicing Agreement (to add Class C shares)	Form N-1A filed December 29, 1998

	(iii) First Amendment to Fulfillment Servicing Agreement (relating to privacy policy)	Form N-1A filed January 22, 2002

	(iv) Form of Second Amendment to Fulfillment Servicing Agreement (relating to fulfillment agent's name change)	Form N-1A filed January 22, 2002

	(v) Third Amendment to the Fulfillment Servicing Agreement (to reflect restructuring of advisor and distributor)		X

(h.5)	Addendum to Firstar Servicing Agreements (to change name)	Form N-1A filed December 29, 1998

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C.	Form N-1A filed September 16, 1997

(i.2)	Consent of Godfrey & Kahn, S.C. relating to Exhibit (i.1)		X

(j)	Consent of PricewaterhouseCoopers LLP		X

(k)	None	N/A

(l)	Initial Subscription Agreement	Form N-1A filed September 16, 1997

(m.1)	Rule 12b-1 Distribution and Shareholder Servicing Plan, as amended	Form N-1A filed December 29, 1998

(m.2)	Form of 12b-1 Related Agreement (for Class A and Class I shares)	Form N-1A filed September 16, 1997

(m.3)	Form of 12b-1 Related Agreement (for Class C shares)	Form N-1A filed December 29, 1998

(n)	Rule 18f-3 Multi-Class Plan, as amended	Form N-1A filed December 29, 1998

(o)	None	N/A

(p)	Code of Ethics		X